                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                LITTELFUSE, INC.
                (Name of Registrant as Specified In Its Charter)

 ______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 27, 2007

     The 2007 annual meeting of the stockholders of Littelfuse, Inc. (the "Company") will be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday, April 27, 2007, at 9:00 a.m., local time, for the following purposes as described in the attached Proxy
Statement:

1. To elect six directors to serve a term of one year or until their successors are elected;

2. To approve and ratify the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 29, 2007;

3. To approve the Littelfuse, Inc. Outside Directors' Equity Plan (the "Amended and Restated Directors Plan"), as set forth herein, effective as of April 27, 2007, which amends, restates and renames the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Existing Directors Plan") approved at the 2006 annual meeting of stockholders, but would not authorize any additional shares of our common stock for issuance than is currently authorized under the Existing Directors Plan;

and to transact such other business as may properly come before the annual meeting or any adjournment thereof.

     Stockholders of record of the Company at the close of business on March 16, 2007, will be entitled to vote at the meeting.

     PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                                        /s/ Mary S. Muchoney
                                        ----------------------------------------
                                        Mary S. Muchoney
                                        Secretary

March 22, 2007
LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                 APRIL 27, 2007

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's annual meeting of stockholders to be held on April 27, 2007.

     Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to us, execution of a subsequent proxy or attendance at the annual meeting and voting in person. Attendance at the annual meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the annual meeting or at any adjournment thereof.

     The cost of soliciting proxies will be borne by us. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone or in person.

     This Proxy Statement and form of proxy are first being mailed to stockholders on or about March 20, 2007. Our 2006 annual report, including audited financial statements, is included in this mailing.

                           FORWARD-LOOKING INFORMATION

     Statements in this Proxy Statement not based on historical facts are considered "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. These statements are intended to constitute "forward looking" statements in connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Littelfuse, Inc. (the "Company," "Littelfuse," "we," "us" and "our") is providing this cautionary statement to disclose that there are important factors that could cause actual results to differ materially from those anticipated. Reference is made to our Annual Report on Form 10-K for the year ended December 30, 2006 (the "2006 Form 10-K") filed with the Securities and Exchange Commission (the "SEC") for a list of such factors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, A VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS DISCUSSED IN PROPOSAL 2 AND A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED DIRECTORS PLAN AS DISCUSSED IN PROPOSAL 3.

                                     VOTING

     Stockholders of record on the books of the Company at the close of business on March 16, 2007, will be entitled to notice of and to vote at the meeting. A list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of at least 10 days prior to the meeting at our headquarters located at 800 East Northwest Highway, Des Plaines, Illinois 60016 and at LaSalle Bank N.A., 135 South LaSalle Street, Chicago, Illinois 60603, the transfer agent for the Company. We had outstanding on March 16, 2007, 22,992,515 shares of our common stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the meeting.

     The shares represented by proxies will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR the election of all of the nominees for directors of the Company, FOR the approval and ratification of the appointment of Ernst & Young LLP as independent auditors and FOR the approval of the Amended and Restated Directors Plan. In the event any nominee for director is unable to serve, which is not now contemplated, the shares represented by proxies may be voted for a substitute nominee. If any matters are to be presented at the annual meeting other than the matters referred to in this Proxy Statement, the shares represented by proxies will be voted at the discretion of the named proxies.

     Our bylaws provide that a majority of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention will have the same effect as a vote "against" the proposal, while a broker non-vote will not be included in vote totals and will have no effect on the outcome of the vote. The affirmative vote by the holders of a majority of the shares present (whether in person or by proxy) at the meeting will be required for the approval of the ratification of Ernst & Young LLP as independent auditors and the approval of the Amended and Restated Directors Plan. With respect to the election of directors, the six nominees who receive the most votes at the meeting will be elected.

                   OWNERSHIP OF LITTELFUSE, INC. COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 16, 2007, by each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, by each director, by each executive officer named in the Summary Compensation Table and by all of the directors and executive officers of the Company as a group. Information concerning persons known to us to be beneficial owners of more than 5% of our Common Stock is based upon the most recently available reports furnished by such persons on Schedule 13G as filed with the Securities and

Exchange Commission (the "Commission"). Of the shares reported, none are subject to pledge or lien in a margin account or pursuant to a loan agreement.

                                               NUMBER OF SHARES OF
                                                  COMMON STOCK
                                              BENEFICIALLY OWNED(1)
                                              ---------------------
                                                 SHARES    PERCENT
                                               ---------   -------
Ariel Capital Management, Inc..............    2,407,380    10.5%
200 E. Randolph Drive, Suite 2900
Chicago, Illinois 60601

T. Rowe Price Associates, Inc.(2)..........    2,222,085     9.7%
100 E. Pratt Street
Baltimore, Maryland 21202

Barclays Global Investors, NA.(3)..........    1,523,032     6.6%
45 Fremont Street
San Francisco, CA 94105

Barrow, Hanley, Mewhinney & Strauss, Inc...    1,466,310     6.4%
2200 Ross Avenue 31st Floor
Dallas, TX 75201

Columbia Wanger Asset Management, L.P......    1,385,000     6.0%
227 West Monroe Street, Suite 3000
Chicago, IL 60606

John P. Driscoll...........................       34,804        *

Anthony Grillo.............................       73,803        *

Bruce A. Karsh(4)..........................      183,744        *

John E. Major..............................       38,767        *

Ronald L. Schubel..........................       19,290        *

Gordon Hunter..............................       68,296        *

Philip G. Franklin.........................      125,500        *

David Samyn................................       19,900        *

David W. Heinzmann.........................       40,475        *

Dal Ferbert................................       79,135        *

All current directors and executive
   officers as a group (15 persons)........      689,019     3.0%

*    Indicates ownership of less than 1% of Common Stock.

(1) The number of shares outstanding for purposes of calculating the percentages shown includes an aggregate of 22,992,515 shares of Common Stock which may be acquired through the exercise of stock options within 60 days of March 16, 2007.

(2) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) As reported in a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2007, 1,523,032 shares represent the total number of shares beneficially owned by Barclays Global Investors NA ("BGI"), Barclays Global Fund Advisors ("BGFA") and Barclays Global Investors, Ltd ("BGIL"). These entities have the sole power to vote with respect to 1,420,437 shares and sole power to dispose of 1,523,032 shares. The total number of shares beneficially owned by BGI is 851,510 over which BGI exercises sole voting control over 748,915 shares and the power of disposition with respect to 851,510 shares. The total number of shares beneficially owned by BGFA is 657,263 over which BGFA exercises sole voting control and the power of disposition with respect to 657,263 shares. The total number of shares beneficially owned by BGIL is 14,259 over which BGIL exercises sole voting control and the power of disposition with respect to 14,259 shares.

(4) Includes 8,000 shares of Common Stock held in trust for Mr. Karsh's wife and children and 75,000 shares held by the Karsh Family Foundation ("Foundation"). Mr. Karsh disclaims beneficial ownership of all securities held by the Foundation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and holders of more than 10% of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 30, 2006, its executive officers and directors complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its executive officers and directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Six directors are to be elected at the annual meeting to serve terms of one year or until their respective successors have been elected. The nominees for director, all of whom are now serving as directors of the Company, are listed below together with certain biographical information as of March 16, 2007. Except as otherwise indicated, each nominee for director has been engaged in his present principal occupation for at least the past five years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW AS DIRECTORS.

     John P. Driscoll, age 71, has been a director of the Company since February 1998. Mr. Driscoll has been President of Jack Driscoll Enterprises, Inc., a management consulting firm, since 1998. In June of 1998 Mr. Driscoll retired as Executive Vice President of Murata Electronics North America, Inc. where he was responsible for corporate policy and strategy and oversaw government and industry relations. Mr. Driscoll joined Murata Electronics in 1979 as Vice President of Marketing and Sales, was appointed Senior Vice President Marketing and Sales in 1985 and assumed the position of Executive Vice President in 1995. Mr. Driscoll is a former Vice President of the Components Group of the Electronic Industry Alliance, and a twenty-year member of its Board of Governors. He was also affiliated with the Electronics Component and Technology Conference and the Japan American Society. Mr. Driscoll has been determined by the Board to be "independent" under the listing standards of the Nasdaq Stock Market ("NASDAQ") on which the Company's Common Stock is listed.

     Anthony Grillo, age 51, has been a director of the Company since December 1991. Mr. Grillo is the founder and Chief Executive Officer of American Securities Advisors, LLC an advisory and investment firm established in 2005. From 2001 through 2004, Mr. Grillo was a Senior Managing Director of Evercore Partners, Inc. where he founded the restructuring practice for the firm. From 1999 through 2001 Mr. Grillo was a Senior Managing Director of Joseph Littlejohn & Levy, Inc., a private equity firm. For eight years previous, Mr. Grillo was a Senior Managing Director of the Blackstone Group L.P., an investment banking firm. During those years, he was the co-founder of Blackstone's Restructuring and Reorganization Group, Chief Operating Officer of the firm's M&A practice and a member of its Investment Committee. Mr. Grillo has been determined by the Board to be "independent" under NASDAQ listing standards.

     Gordon Hunter, age 55, has been a director of the Company since June 2002 and became the Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. in January 2005. Mr. Hunter became the Chief Operating Officer of the Company in November 2003. Prior to joining the Company, Mr. Hunter was Vice President, Intel Communications Group, and General Manager, Optical Products Group. Mr. Hunter was responsible for managing Intel's access and optical communications business segments within the Intel Communications Group. Prior to joining Intel in February 2002, he served as President of Elo TouchSystems, a subsidiary of Raychem Corporation. He also served in a variety of positions during a 20-year career at Raychem Corporation, including Vice President of Commercial Electronics and a variety of sales, marketing, engineering and management positions. Mr. Hunter currently serves on the Council of Advisors of Shure Incorporated.

     John E. Major, age 61, has been a director of the Company since December 1991. Mr. Major has been President of MTSG, a strategic consulting and investments company, since 2003. From 2000 through 2003 he was Chairman and CEO of Novatel Wireless Inc., which provides wireless data access solutions for PDAs and notebook PCs. From 1998 through 1999 he was Chief Executive Officer of Wireless Knowledge, a QUALCOMM and Microsoft joint venture. Before joining Wireless Knowledge in 1998, Mr. Major served as Corporate Executive

Vice President of QUALCOMM, Inc. and President of its Wireless Infrastructure Division. Prior to joining QUALCOMM in 1996, Mr. Major served as Senior Vice President and Staff Chief Technical Officer at Motorola, Inc. Mr. Major serves on the Board of Directors of Verilink Corporation, Broadcom Corporation and Lennox International Inc., all reporting companies under the Exchange Act. Mr. Major has been determined by the Board to be "independent" under NASDAQ listing standards.

     William P. Noglows, age 49, has been a Director of the Company since February 2007. Mr. Noglows is Chairman, President and Chief Executive Officer of Cabot Microelectronics Corporation (NASDAQ:CCMP), a leading worldwide supplier of consumable products used in the semiconductor manufacturing process. He assumed his current position at Cabot Microelectronics Corporation in 2003. Prior to that, he was an Executive Vice President and General Manager at Cabot Corporation. In this position he was responsible for running the company's $1.2 billion core particle business, which included operations in North and South America, Europe and Asia. Mr. Noglows was a primary founder of Cabot Microelectronics, which has been a fully independent, publicly traded entity since 2000. He received a bachelor's degree in chemical engineering from the Georgia Institute of Technology. Mr. Noglows has been determined by the Board to be "independent" under NASDAQ listing standards.

     Ronald L. Schubel, age 63, has been a Director of the Company since June 2002. Mr. Schubel is Corporate Executive Vice President and President of the Americas Region for Molex Incorporated, a global manufacturer of interconnect systems. He began his career with Molex in 1981, spending four years in Singapore as President of the Far East South Region. Prior to joining Molex, Mr. Schubel worked for General Motors for 15 years. His last position with General Motors was Director of Operations for the Packard Electronics Division. Mr. Schubel has been determined by the Board to be "independent" under NASDAQ listing standards.

INFORMATION CONCERNING BOARD OF DIRECTORS AND ITS COMMITTEES

     COMPENSATION OF DIRECTORS. Directors who are not employees of the Company are paid an annual Director's fee of $40,000, $1,500 for each of the four regularly scheduled Board meetings attended and $1,000 for attendance at any special teleconference Board or Committee meetings, plus reimbursement of reasonable expenses relating to attendance at meetings. The Lead Director is paid an additional $7,500 annually, the Chairman of the Audit Committee is paid an additional $10,000 annually and the Chairman of the Compensation Committee is paid an additional $5,000 annually. No fees are paid to Directors who are also full-time employees of the Company.

     Under the Littelfuse Deferred Compensation Plan for Non-employee Directors, a non-employee director, at his election, may defer receipt of his director's fees. Such deferred fees are used to purchase shares of Littelfuse Common Stock, and such shares and any distributions thereon are deposited with a third party trustee for the benefit of the director until the director ceases to be a director of the Company. All non-employee directors have elected to be compensated in Common Stock under the Littelfuse Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan"), except for Mr. Noglows.

     The Existing Directors Plan provides for a grant at each annual meeting of the Board of Directors to each non-employee Director of non-qualified stock options to purchase 5,000 shares of Common Stock at the fair market value on the date of grant. Accordingly, on May 5, 2006, Messrs. Driscoll, Grillo, Karsh, Major and Schubel were each granted an option to purchase 5,000 shares of Common Stock.

     Please see Proposal No. 3 in this Proxy Statement which requests your approval of an amendment, restatement and renaming of the Existing Directors Plan for a discussion of the features of the Amended and Restated Directors Plan. The following table sets forth compensation paid to all persons who were directors at any time during 2006:

DIRECTOR COMPENSATION TABLE

                                                                                         Change in
                                                                                       Pension Value
                                                                                     and Nonqualified
                                                                      Non-Equity         Deferred
                    Fees Earned or                                  Incentive Plan     Compensation       All Other
                     Paid in Cash    Stock Awards   Option Awards    Compensation        Earnings       Compensation    Total
Name                     ($)              ($)           ($)(1)            ($)               ($)              ($)         ($)
-----------------   --------------   ------------   -------------   --------------   ----------------   ------------   -------
John P. Driscoll        67,750            --            72,971            --                --                --       140,721
Anthony Grillo          72,000            --            72,971            --                --                --       144,971
Bruce A. Karsh          55,500            --            72,971            --                --                --       128,471
John E. Major           68,750            --            72,971            --                --                --       141,721
Ronald L. Schubel       68,750            --            66,597            --                --                --       135,347
Howard B. Witt          27,000            --                --            --                --           275,000 (2)   302,000

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 30, 2006, in accordance with FAS123R of option awards under the Existing Directors Plan, the Stock Plan for New Directors of Littelfuse, Inc. and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are described in footnote 12 to the Company's audited financial statements for the fiscal year ended December 30, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2007. The full grant date fair value of each option awarded in 2006, determined in accordance with FAS123R, based on the assumptions discussed under the Summary Compensation Table below, without regard to when the award was recognized for financial reporting purposes, is equal to $14.40. As of December 30, 2006, the aggregate number of shares underlying option awards outstanding was: Mr. Driscoll, 36,500 shares; Mr. Grillo, 65,020 shares, Mr. Karsh, 55,900 shares Mr. Major, 36,500 shares; Mr. Schubel, 26,500 shares and Mr. Witt, zero shares.

(2) Relates to earnings under the Consulting Agreement with Mr. Witt that expired on December 31, 2006. Mr. Witt ceased being a director of the Company in May 2006 when he decided not to stand for re-election to the Board.

     ATTENDANCE AT MEETINGS. The Board of Directors held six meetings during fiscal year 2006. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. It is the policy of the Company that all of the directors attend the annual meeting of the stockholders of the Company.

     Independent members of the Board of Directors of the Company meet in executive session without management present at least two times per year. Stockholders wishing to communicate directly with the Board or individual directors should communicate in writing to the Corporate Secretary of the Company, who will in turn promptly forward such communication to the directors.

     AUDIT COMMITTEE. It is the responsibility of the Audit Committee to, among other things, (i) recommend each year to the Board of Directors independent auditors to audit the financial statements of the Company and its consolidated subsidiaries, (ii) review the scope of the audit plan, (iii) discuss with the auditors the results of the Company's annual audit and any related matters, (iv) pre-approve all audit services; (v) pre-approve all permissible non-audit services to be performed by the Company's auditors; and (vi) review transactions posing a potential conflict of interest among the Company and its Directors, officers and affiliates. A copy of the Audit Committee Charter is available on the Company's website at www.littelfuse.com. The Audit Committee met nine times in 2006. Members of the Audit Committee are John E. Major, Ronald L. Schubel and Anthony Grillo, the Chairman of the Committee, all of whom have been deemed by the Board to be "independent" under the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. The Board of Directors has determined that Anthony Grillo is an "audit committee financial expert" based on his experience as a certified public accountant, investment banker and private equity investor.

     NOMINATING AND GOVERNANCE COMMITTEE. It is the responsibility of the Nominating and Governance Committee to identify individuals qualified to serve on the Board of Directors and to recommend those individuals the Board should nominate for election at the Company's annual meeting of stockholders. The Nominating and Governance Committee will consider nominees for the Board of Directors recommended by stockholders, using the same evaluation process as for any other candidate. Recommendations should be submitted to the Secretary of the Company at the Company's principal executive offices. The Board of Directors has adopted a charter for the Nominating and Governance Committee. A copy of that charter is available on the Company's website at www.littelfuse.com. The Nominating and Governance Committee met two times during 2006. The Nominating and Governance Committee reviewed the performance of all of the current members of the Board of Directors and determined and recommended to the Board that all of the current directors should be nominated for re-election. In making this recommendation, consideration was given to matters such as attendance at meetings, preparation for meetings, input at meetings, interaction with other board members, and other tangible or intangible benefits their service as directors brought to the Company. No other candidates were recommended or evaluated. Members of the Nominating and Governance Committee are Ronald L. Schubel, the Chairman of the Committee, John P. Driscoll, Bruce A. Karsh and William P. Noglows, each of whom have been deemed by the Board to be independent under NASDAQ listing standards.

Director Qualification Standards

     The Nominating and Governance Committee will take into consideration such factors as it deems appropriate, including the following:

     -    Experience as an executive or director of a publicly traded company;

     -    Familiarity with the business of the Company and its industry;

     - Availability to actively participate in meetings of the Board of Directors and attend the annual meeting of stockholders;

     - Knowledge and experience in the preparation or evaluation of financial statements;

     -    Diversity;

     - Satisfaction of the criteria for independence established by the Commission and NASDAQ listing standards, as they may be amended from time to time; and

     - Ability to interact in a productive manner with the other members of the Board of Directors.

Policy and Procedures with Respect to Related Person Transactions

     In February 2007, the Board of Directors adopted the Littelfuse, Inc. Policy on Related Person Transactions. This written policy provides that the Nominating and Governance Committee will review and approve Related Person Transactions (as defined below). The Chair of the Nominating and Governance Committee has delegated authority to act between Committee meetings.

     The policy defines a "Related Person Transaction" as a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect interest.

     "Related Person" is defined as (1) any person who is, or at any time since the beginning of the Company's last fiscal year was, a director, executive officer, or a nominee to become a director of the Company; (2) any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities; (3) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee, or more than 5% beneficial owner; (4) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; (5) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and (6) any charitable or non-profit organization in which any of the foregoing persons is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

     The General Counsel of the Company will assess whether a proposed transaction is a Related Person Transaction for purposes of the policy.

     The approval procedures in the policy identify the factors the Nominating and Governance Committee will consider in evaluating whether to approve or ratify Related Person Transactions or material amendments to previously approved Related Person Transactions. The Nominating and Governance Committee will consider all of the relevant facts and circumstances available to the Nominating and Governance Committee, including (if applicable) but not limited to: the benefits to the Company; the impact on a director's independence in the event the Related Person is a director, an Immediate Family Member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Nominating and Governance Committee will approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Nominating and Governance Committee determines in good faith.

     In 2006, the Company's unwritten policy with respect to Related Person Transactions was to evaluate and monitor Related Person Transactions. Any such transaction was required to comply with the Company's policies, including the Company's Code of Conduct which addresses conflicts of interest, and any payments by the Company to a director's primary business affiliation or the primary business affiliation of an immediate family member of a director for goods or services, or other contractual arrangements were required to be approved by the Audit Committee in accordance with The Nasdaq Stock Market rules and be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

     The Company did not enter into any Related Person Transactions in 2006.

     COMPENSATION COMMITTEE. The Compensation Committee's charter is posted on the Company's website, at www.littelfuse.com. The Compensation Committee is charged in the Charter with the authority to review the Company's compensation practices and policies, review and recommend to the Board for its consideration and determination the compensation for the Chief Executive Officer and the other executive officers, evaluate Chief Executive Officer performance, and annually review and report on the Company's compensation discussion and analysis and recommend its inclusion in the Company's Form 10-K and proxy statement. The Compensation Committee held nine meetings in 2006. The members of the Compensation Committee are John P. Driscoll, Chairman, Bruce A. Karsh and William P. Noglows. See the "Compensation Committee Report" below.

     Processes and Procedures

     The Compensation Committee focuses on good governance practices and procedures in its operation. In 2006 this included:

     - considering compensation for the Named Executive Officers (as defined below) in the context of all of the components of total compensation;

     -    requiring several meetings to discuss important decisions;

     - reviewing tally sheets for the Named Executive Officers including all components of total compensation packages;

     -    receiving meeting materials several days in advance of meetings;

     -    conducting executive sessions with Committee members only; and

     - obtaining professional advice from an outside compensation consultant engaged directly by the Committee that enabled the Committee to make decisions in the best interests of the Company, and having direct access to the outside compensation consultant.

     Delegation of Authority

     The Compensation Committee Charter does not provide authority to the Committee to delegate its role and responsibilities to any persons.

     Role of Executive Officers

     A discussion of the role of management in determining compensation levels can be found in this Proxy Statement under "EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS."

     Role of Compensation Consultants

     During 2005 and 2006, Towers Perrin assisted the Committee with comprehensive analysis of market data and its implications for pay at the Company, as well as various other executive compensation issues.

     TECHNOLOGY COMMITTEE. It is the responsibility of the Technology Committee to review the research and development activities of the Company and ensure the Company maximizes the use of technology throughout the organization. The Technology Committee met four times in 2006. Members of the Technology Committee are John E. Major, Ronald L. Schubel and Gordon Hunter, the Chairman of the Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Bruce A. Karsh and John P. Driscoll served on the Compensation Committee during fiscal 2006. No executive officer of the Company served as a member of the compensation committee, or a board of directors performing equivalent functions, of any entity that had one or more of its executive officers serving as a member of the Company's Compensation Committee.

                             EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the SEC, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee is charged with certain responsibilities relating to compensation of the Company's executive officers. The Compensation Committee evaluates and recommends to the full Board of Directors for approval all compensation of executive officers, including salaries, bonuses, and compensation plans, policies and programs of the Company.

     The Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Compensation Committee Report portions of the proxy statement, as described in the Compensation Committee's charter.

     The Compensation Discussion and Analysis has been prepared by management of the Company. The Company is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Compensation Committee.

     The Compensation Committee met with management of the Company and the Compensation Committee's outside consultant to review and discuss the Compensation Discussion and Analysis. Based on the foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's 2006 Form 10-K, and the Board of Directors approved that recommendation.

                                        Compensation Committee:


                                        John P. Driscoll (Chairman)
                                        Bruce A. Karsh
                                        William P. Noglows

COMPENSATION DISCUSSION AND ANALYSIS

     This section provides information regarding the compensation and benefit programs in place for our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company (collectively, "Named Executive Officers" or "NEOs") for 2006. It includes information regarding the overall objectives of our compensation program and each element of compensation that we provide.

TOTAL REWARDS PHILOSOPHY

     The Compensation Committee of our Board of Directors (the "Committee") is responsible for guiding and overseeing the formulation and application of the compensation and benefit programs for our NEOs. The Committee acts pursuant to a charter that has been approved by our Board.

     The objective of the Company's Total Rewards Philosophy is to drive performance and to create stockholder value. The intention of the Total Rewards Philosophy is to help drive our global business growth and success by fully leveraging our investment in our human capital and our Total Rewards programs.

     The Compensation Committee has worked with the Company's management to design compensation programs that encourage high performance, promote accountability and assure that our employees' interests are aligned with the interests of the Company's stockholders.

     The primary objectives of our executive compensation policies are to:

     -    Attract, retain, and motivate highly qualified executives,

     - Reward executives based upon our financial performance at levels competitive with peer companies, and

     - Align a significant portion of the executive compensation with driving Company performance and stockholder value in the form of performance-based executive bonuses and long-term equity incentives.

     The design of our specific programs is based on the following guiding principles:

Performance

     We believe that the best way to accomplish alignment of compensation plans with the interest of our stockholders is to link pay directly to individual, business area and Company performance. When performance exceeds expectations, total pay levels are expected to be above the competitive median. When performance falls below expectations, total pay levels are expected to be below competitive levels.

Competitiveness

     Compensation and benefit programs are designed to be competitive with those provided by companies with whom we compete for talent. In general, our total compensation programs are considered competitive when they are at median levels as measured against the total compensation programs of competitor companies.

     Benefit programs are designed to provide competitive levels of protection and financial security and are not based on performance.

Cost

     Compensation and benefit programs are designed to be cost effective and affordable, ensuring that the interests of our stockholders are considered.

COMPONENTS OF TOTAL COMPENSATION

     The compensation of our NEOs primarily consists of four variable components:

     -    salaries,

     -    a potential cash bonus under the Company's Annual Incentive Plan
          ("AIP"),

     -    equity compensation opportunities, and

     -    other benefits.

     Each component is designed to achieve a specific purpose and to contribute to a total package that is competitive, appropriately performance-based, and valued by the Company's executives.

Competitive Benchmarking

     Each year, competitive compensation levels for our Chief Executive Officer (the "CEO") and other NEOs are established through the use of survey data from nationally recognized consulting firms. These market analyses include base salary, annual incentive opportunities and long-term incentive opportunities of pay for comparable revenue sized manufacturing companies in general industry, as well as companies in our specific electronics components sector. In addition, to gain further insight into pay practices for NEOs among other electronics companies, in 2005 Littelfuse adopted an industry reference group as a secondary source to evaluate compensation levels. Our Board of Directors and the Committee have engaged an external international compensation consulting firm, Towers Perrin, for advice with respect to executive compensation matters and assistance in gathering and evaluating the industry data. Companies included in this reference group are set forth below:

                                 TICKER
            COMPANY              SYMBOL
            -------              ------
Actuant Corporation                ATU
Altera Corporation                ALTR
Franklin Electric Company Inc.    FELE
Linear Technology Corporation     LLTC
Molex Inc.                        MOLX
ON Semiconductor Corporation      ONNN
Plexus Corporation                PLXS
Technitrol Inc.                    TNL
Xilinx Inc.                       XLNX

     The compensation guidelines are generally based on the 50th percentile of the general industry data specific to each position on a total compensation basis and on an element-by-element of compensation basis. In some instances, however, Littelfuse may provide compensation above or below the 50th percentile for a particular element for a particular position, based on internal factors, including the executive's operating responsibilities, management level and tenure and performance in the position.

A.   SALARIES

     Purpose: The determination of each executive officer's base salary is designed to achieve two objectives of our executive compensation philosophy. The first objective is to pay executive officers competitively to attract, retain, and motivate highly qualified executives and the second is to reward executives based upon our financial performance at levels competitive with peer companies. Base salaries are paid because they are industry standard and therefore must be paid for us to remain competitive.

     Performance drivers: Several factors are taken into consideration when setting base salaries, namely the individual scope of responsibility, years of experience, past and future contributions to the Company's success, and overall company performance.

     Determination of amounts: Base compensation is targeted for the 50th percentile of the benchmark companies, adjusted to compensate for larger or smaller revenue responsibilities. The Company strives to be market competitive and externally equitable in an effort to attract and retain talented executive officers. The CEO's salary is determined by individual performance, market salary data, defined salary ranges assigned to the position and internal equity considerations. In 2006, we made salary adjustments to the base salaries of the NEOs to bring the base salary levels up to the market median, effective July 1, 2006. On August 4, 2006, the effective date of executive pay increases was changed from July 1 to February 1 to align the executives with all other Company employees. In connection with this alignment, the annual salary of the NEOs increased 2%, effective February 1, 2007.

     Administration: The CEO recommends officer salary levels (other than for himself) to the Committee for approval based on individual performance, market salary data, defined salary ranges assigned to the position and internal equity considerations. The Committee reviews these recommendations and makes its recommendations to the full Board for approval.

     The Committee makes CEO salary recommendations to the full Board for approval.

B.   ANNUAL INCENTIVE PLAN

     Purpose: The Annual Incentive Plan is designed to reward employees for contributing to the achievement of our corporate goals and driving shareholder value, thereby addressing all three of the objectives of our executive compensation policies. The Committee, after consulting with the Chief Executive Officer, establishes a threshold, target and a maximum amount that may be awarded as an annual incentive compensation award to each executive officer other than the Chief Executive Officer (the "Other Executive Officers"), and makes its own determination with respect to the Chief Executive Officer. The threshold, target and maximum amounts are percentages of such executive officer's base salary established for each of the NEOs with input from compensation survey data. Cash bonus opportunities are an industry standard that we feel we must provide to remain competitive.

     Performance drivers: At the end of each fiscal year, the amount of the total award paid to each NEO is determined based on Company financial objectives and individual objectives using a mathematical formula weighting each one of the factors.

     In determining each of the NEO's total award, Company performance is determined based on the achievement by the Company of specified financial objectives applicable to each NEO in various measures, which include sales, earnings per share and cash from operations, as well as performance measurements of the areas of the Company within the scope of authority of the NEO, while individual performance is determined based on each of the NEO's achievement of specified individual performance objectives. For example, for 2006 the performance objectives at target level for the Chief Executive Officer consisted of sales of $488.1 million, earnings per share of $1.32 and cash from operations of $45.0 million, as well as individual performance objectives.

     The threshold, target and maximum awards granted under the 2006 Annual Incentive Plan are set forth in the Grants of Plan Based Awards Table included in this Proxy Statement.

     Determination of amounts: In February 2007, the Committee calculated the financial objective performance factors and made determinations as to the individual performance factors and awarded payouts under the 2006 Annual Incentive Plan to the NEOs as set forth in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

     Administration: The Annual Incentive Plan funding is based on our overall results in relation to the threshold, target and maximum performance goals established for the year. The AIP bonus amounts are earned based on the achievement of the established financial performance objectives on a sliding scale from 0% to 200% of the target amount. Bonuses paid to individual executives are based on both the actual financial results in relation to the target goals under the plan and an evaluation of the executive's performance in relation to his or her individual performance objectives. Awards are granted based on an explicit formula approved by the Committee and recommended to the full Board for approval, typically in February of each year. At the end of each fiscal year, the amount of the total award paid to each of the Other Executive Officers is calculated by the Committee based on Company and individual performance using the mathematical formula weighting each of the factors described above, after consulting with the Chief Executive Officer. The Committee, in administering the Annual Incentive Plan as it relates to the Chief Executive Officer, makes all of the calculations described above with respect to the Chief Executive Officer after analyzing these factors. The Committee then recommends the awards to the full Board for approval, typically in February of the following year.

     The Board retains the discretion to adjust any awards determined by the formula to make adjustments to the financial performance objectives for extraordinary events. For 2006, these adjustments consisted of items such as severance charges and commodity price changes. Individual performance is considered in determining final awards for all Annual Incentive Plan participants.

C.   EQUITY PLANS

     Purpose: The Company provides two types of equity awards under the Littelfuse, Inc. Equity Incentive Compensation Plan (the "2006 Equity Plan") to its NEOs: stock option awards and Performance Share/Unit awards. Consistent with long-term incentive trends, we have adopted a portfolio approach using both stock options and Performance Shares/Units for long-term incentive award purposes. Performance Shares/Units vest upon the achievement of important financial objectives that support our overall business strategy. The equity awards are designed to align executive's financial interests with driving stockholder value, foster stock ownership and retain executives. Each equity program creates a direct linkage between executive wealth generation and stockholder gains. We also provide equity-based compensation to remain competitive in the marketplace. The Company does not currently have a formal policy regarding equity or other security ownership requirements for its NEOs.

Performance drivers:

(1)  Stock Options

     The number of stock options granted to executive officers is based on market analysis of general industry data and reference group data. Individual grants are determined by the NEO's position and responsibilities. Grants of stock options are intended to recognize different levels of contribution to the achievement by the Company of its performance goals as well as different levels of responsibility and experience as indicated by each NEO's position. The 2006 Equity Plan does not permit grants of stock with exercise prices below their fair market value.

(2)  Performance Shares/Units

     The Committee grants Performance Share/Unit awards based on the Company attaining certain financial performance goals relating to return on net tangible assets (RONTA) and earnings before interest, taxes, depreciation and amortization (EBITDA) during the three fiscal year period commencing with the fiscal year in which the award is granted. The performance goals and target awards are established at the start of each three fiscal year period based on the evolving business strategy of the Company. The target amounts of Performance Shares/Units awarded in 2006 is set forth below:

                                                    TARGET AWARD
                                                 (# OF PERFORMANCE
OFFICER                                            SHARES/UNITS)
-------                                          -----------------
Gordon Hunter, Chairman, President and
Chief Executive Officer                                6,000

Philip G. Franklin, Vice President,
Operations Support and Chief Financial Officer         5,000

David R. Samyn, Vice President                         5,000

David W. Heinzmann, Vice President                     5,000

Dal Ferbert, Vice President                            5,000

     The Performance Shares/Units may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 20% to 100% of the target amount of Performance Shares/Units awarded at the end of the three-year period.

     EBITDA growth of at least 11% was the threshold and over 15% was the maximum performance goal for that performance factor and RONTA of at least 13% was the threshold and over 17% was the maximum for that performance factor in the 2006 Performance Share/Unit awards.

     Determination of Amounts: The Committee established a target level of long-term incentive opportunity for the NEOs to approximate the median of competitive industry practice. Grant guidelines for each of the forms of long-term incentive compensation (stock options and Performance Shares/Units) were established. The guidelines were established in order to deliver a total opportunity value, at grant, equal to the Company's targeted level of long-term incentive opportunity. The allocation of grant opportunity between the two long-term incentive programs was based primarily on a combination of market practice, internal equity considerations and relative importance of the objectives behind each of the programs (i.e., provide value tied to stock price appreciation, foster stock ownership, and retention).

     Administration: The Committee approves the awards of stock options and Performance Shares/Units upon recommendation of the CEO with respect to Other Executive Officers and on its own with respect to the CEO, and calculates the Performance Share/Unit awards to be paid out based on the performance factors set forth above at the end of the three-year period. The overall funding levels are ultimately subject to the judgment and approval of the Committee to ensure appropriate alignment with the interest of the Company's stockholders.

     For NEOs, stock options range from 22% to 60% of their long-term incentive opportunity and Performance Share/Unit awards range from 40% to 78% of their long-term incentive opportunity based upon target levels.

D.   OTHER BENEFITS

     Littelfuse provides company sponsored insurance and retirement benefit plans and perquisites to the executives. The NEOs participate in the same benefit plans designed for all of our full time US employees.

Insurance Plans

     The core insurance package includes health, dental, disability and basic group life insurance coverage. The NEOs are provided with a supplemental life insurance plan in order to provide a targeted level of coverage equal to three times salary plus $10,000.

Retirement Plans

     Littelfuse provides retirement benefits to executives through a combination of qualified (under the Internal Revenue Code) and non-qualified plans.

     Littelfuse, Inc. Retirement Plan (The "Pension Plan")

     The Pension Plan is a qualified defined benefit plan, under the applicable provisions of the Internal Revenue Code, intended to provide for an employee's financial security in retirement.

     Littelfuse, Inc. Supplemental Executive Retirement Plan ("SERP")

     The Supplemental Executive Retirement Plan is a defined contribution, non-qualified plan that is a legacy plan and is not being offered to employees who are not currently participants. The plan was intended to provide supplemental retirement benefits to enable the Company to attract and retain executives. Mr. Franklin is the only NEO participant in the SERP plan.

     Littelfuse, Inc. 401(k) Plan

     The Littelfuse 401(k) plan provides employees the opportunity to save for retirement on a tax-favored basis. Executives may elect to participate in the Littelfuse 401(k) plan on the same basis as all other Littelfuse employees.

Perquisites

     The CEO and other NEOs are provided with financial planning services and executive physicals. Each NEO is entitled to up to $10,000 per year of financial planning services per NEO for 2006 and $5,000 per year thereafter, except for Mr. Hunter, who is entitled to $15,000 per year of financial planning, and up to $5,000 per year for an executive physical for each NEO. Additionally, Mr. Hunter is provided with a Company automobile.

TOTAL REWARDS POLICIES AND PROCESS

The Annual Compensation Process

     The Committee reviews the benchmarking and performance results presented by management in determining the appropriate aggregate and individual compensation levels for the performance year. In conducting its review, the Committee considers quantitative performance results, the overall need of the organization to attract, retain and motivate the executive team, and the total cost of compensation programs. The Committee also reviews executive tally sheets, detailing the executive's total target and actual compensation during the year. However, the amount of compensation already realized or potentially realizable does not directly impact the level at which future pay opportunities may be set.

     In 2007 and for the foreseeable future, base salaries will be reviewed in the Fall. Any changes made to the base salaries generally will be effective February 1 of the following year.

     The benefits payable for the preceding year and the terms of the program for the current year for the Annual Incentive Plan are established generally in February or March of each year.

     Stock options and Performance Share/Unit awards are usually granted in April or May of each year at the regularly scheduled meetings of the Compensation Committee and the full Board held in connection with our Annual Meeting of Stockholders. Since we establish the meeting schedule and agenda for these grants well in advance, there is no opportunity for manipulation of exercise prices on option grants if we are in possession of non-public information at the time of the meetings. Approval of grants for any newly-hired or promoted executives during the course of the year generally occur at the Compensation Committee meeting immediately following the hiring or promotion.

Allocation Between Cash and Non-Cash Compensation and Current and Long-Term Compensation

     Littelfuse believes that both cash compensation and non-cash compensation are appropriate mechanisms for delivering compensation. Cash compensation is used as current compensation (i.e. base salary and annual incentive awards), while non-cash compensation (i.e., share based compensation) is generally used only for long-term compensation. The allocation between cash and non-cash compensation is an outcome of our targeted competitiveness for individual program elements, including salary, annual incentive compensation and long-term incentive grants, and our practice with respect to allocating between the different types of long-term incentive grants, such as Performance Shares/Units and stock options.

     Similar to the mix between current and long-term compensation, Littelfuse does not target a specific allocation between cash and non-cash compensation by position. However, the allocation does vary by management level:

     - The CEO receives approximately 70% of total target compensation in the form of cash compensation and the remaining 30% in non-cash compensation.

     - The Other Executive Officers receive an average of 65% of total target compensation in the form of cash compensation and 35% in non-cash compensation.

     - The mix of compensation ultimately realized by the executives is determined by a combination of individual, team and company-wide performance over time.

     The allocation between current and long-term compensation is based primarily on competitive market practices relative to base salaries, annual incentive awards, and long-term incentive values, as opposed to a targeted allocation between current and long-term pay. Littelfuse also considers certain internal factors that may cause it to target a particular element of an executive's compensation differently. These internal factors may include the executive's operating responsibilities, management level and tenure and performance in the position. The Company considers the total compensation to be delivered to individual executives, and as such exercises discretion in determining the portion allocated to annual and long-term incentive opportunity. The Company believes that this "total compensation" approach provides the ability to align pay decisions with the short and long-term needs of the business. It also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.

     While there is no specific targeted policy mix between current and long-term compensation for each position, the Company does vary current and long-term compensation by management level. Generally speaking, as base salary levels increase, more weight is placed on long-term compensation.

     In addition to the above described compensation elements, the NEOs participate in Littelfuse's qualified and non-qualified retirement income programs. Although not payable while the executives are active employees, these programs do pay out in the form of cash upon retirement.

Management's Role

     The key elements of management's role in determining compensation levels for the NEOs are as follows:

     - DEVELOP PERFORMANCE MEASURES: Identify appropriate performance measures and recommend performance targets that are used to determine annual and long-term awards.

     - COMPILE BENCHMARK DATA: Management participates in compensation surveys through reputable third party firms which are used to gather data on base salary, annual cash and long-term performance award.

     - DEVELOP COMPENSATION RECOMMENDATIONS: Based on the benchmark survey data and publicly disclosed compensation information, the CEO and Vice President, Human Resources prepare recommendations for the NEOs (other than the CEO position) and present these recommendations to the Committee.

     - CEO COMPENSATION: After being provided the foregoing information with respect to the CEO, the CEO's compensation package is determined by the Committee and approved by independent members of the Board during executive session.

The Independent Consultant

     The Committee has the authority under its charter to engage the services of outside advisors to assist in carrying out its duties. Under this authority, the Committee engaged an internationally recognized outside compensation consultant, Towers Perrin, to provide advice on all matters related to the CEO's and other executives' compensation and board compensation. Towers Perrin does not provide any other services to the Company.

Post-Employment Compensation

     Littelfuse provides termination related payments equal to (1) the executive's annual base salary through the date of termination, (2) benefits accrued and vested as of the date of termination under the Pension Plan, SERP, 401(k) Plan and vacation plan, and (3) the amount of any compensation previously deferred by the executive.

     If within the two year period following a Change of Control the executive terminates his employment for Good Reason (as that term is defined in the executive's Change of Control Agreement), is terminated other than for Cause (as that term is defined in the executive's Change of Control Agreement), or is terminated by reason of his death or disability, the executive will be entitled to receive compensation and benefits beyond those described in the previous paragraph. These additional termination related payments are provided for under Littelfuse's change of control agreements. Provisions under these agreements are based on competitive practice and are designed to ensure that executives' interests remain aligned with the interests of the stockholders should a potential change of control arise.

     Pursuant to his empolyment agreement, in the event Mr. Hunter terminates his employment for Good Reason (as that term is defined in his employment agreement), is terminated other than for Cause (as that term is defined in his employment agreement), or is terminated by reason of his death or disability, he will be entitled to receive compensation and benefits beyond those described in the opening paragraph of this section. These additional termination related payments are provided for under his employment agreement, the provisions of which are based on competitive practice.

Discretion

     The Annual Incentive Plan is subject to the application of negative and positive discretion based on individual and Company-wide determinations. Awards made under the 2006 Equity Plan may not be amended or modified in a manner adversely affecting any award without the consent of the award recipient and the Committee has no authority to waive or modify any award term to the extent that the waived or modified term was mandatory under the 2006 Equity Plan.

Impact of Accounting and Tax Issues on Executive Compensation

     In setting individual executive's compensation levels, we do not explicitly consider accounting and tax issues. However, the company does analyze the overall expense arising from aggregate executive compensation levels and awards and the components of the Company's pay programs.

     As one of the factors in its consideration of compensation matters, the Company also considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its CEO and each of the next four most highly compensated executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 2006 Equity Plan has been approved by stockholder vote; as a result, stock option and Performance Share/Unit awards under this plan may qualify for a performance-based deduction and may not be subject to the deductibility limit imposed by Section 162(m) of the Code. However, to maintain flexibility in compensating our key executives, it is not a stated policy that all compensation must be deductible. The Company and the Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with the Company's other compensation goals.

Pledges

     Currently, we do not restrict pledges of our Common Stock by our NEOs and directors, but none of our NEOs or directors currently have pledged any of their Common Stock.

Employment Contracts

     As of May 1, 2006, the Company entered into an Employment Agreement with Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company. The Employment Agreement generally sets forth the terms and conditions of Mr. Hunter's employment by the Company, including, but not limited to, his duties, compensation and benefits, termination of employment and severance benefits, and confidentiality and non-competition provisions. The foregoing description of the terms of the

Employment Agreement is qualified in its entirety by reference to the Employment Agreement as set forth on Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended December 30, 2006. Other than the change of control employment agreements discussed under "-POST-EMPLOYMENT COMPENSATION," none of the other NEOs have employment agreements.

2007 COMPENSATION DETERMINATIONS

A.   SALARIES

     In 2006, NEO pay increases were changed from July 1 to February 1 to align the executives with all Company employees. In connection with this alignment, the annual salary of the NEOs increased 2%, effective February 1, 2007, from the amounts set forth in the Summary Compensation Table.

B.   ANNUAL INCENTIVE PLAN

     In March 2007, the Committee established the threshold, target and maximum amounts to be awarded under the Annual Incentive Plan for fiscal year 2007 for the NEOs, subject to achievement of financial objectives of the Company and individual performance objectives. Financial objectives include sales, cash flow and earnings per share. Individual performance objectives vary depending upon the specific operating objectives and responsibility for each NEO. The following table summarizes Annual Incentive Plan target percentages:

                 MINIMUM, TARGET AND MAXIMUM
                 AMOUNTS AS A PERCENTAGE OF
NAME                     BASE SALARY
----             ---------------------------
G. Hunter               0, 90 & 180%

P. Franklin             0, 60 & 120%

D. Samyn                0, 50 & 100%

D. Heinzmann            0, 50 & 100%

D. Ferbert              0, 50 & 100%

     The Annual Incentive Plan payment amounts are earned based on the achievement of the established financial performance objectives of the Plan on a sliding scale from 0% to 200% of the target amounts identified above.

C.   EQUITY PLANS

     Determinations as to equity plan awards for 2007 will be made in March and in May 2007.

                  COMPENSATION TABLES AND NARRATIVE DISCLOSURES

     The following table sets forth compensation information for the Company's Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2006.

SUMMARY COMPENSATION TABLE

                                                                                     CHANGE IN PENSION
                                                                                         VALUE AND
                                                                       NON-EQUITY       NONQUALIFIED
                                                     STOCK   OPTION  INCENTIVE PLAN       DEFERRED       ALL OTHER        TOTAL
                                    SALARY   BONUS  AWARDS   AWARDS   COMPENSATION      COMPENSATION    COMPENSATION  COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   ($)(1)  ($)(1)  ($)(2)   ($)(2)      ($)(3)       EARNINGS ($)(4)    ($)(5)(6)         ($)
---------------------------  ----  -------  ------  ------  -------  --------------  -----------------  ------------  ------------
Gordon Hunter..............
Chairman of the Board,
President and Chief
Executive Officer            2006  612,000    --    53,140  625,665      882,000           22,922         46,505        2,242,232

Philip G. Franklin.........
Vice President, Operations
Support and Chief Financial
Officer                      2006  331,500    --    60,034  319,216      318,500           44,015        157,209        1,230,747

David Samyn................
Vice President               2006  265,200    --    60,034  159,766      208,000           14,190         19,321          726,511

David W. Heinzmann.........
Vice President               2006  229,500    --    60,034  178,566      135,057           35,147         19,293          657,597

Dal Ferbert................
Vice President               2006  219,300    --    60,034  212,103      162,972           72,889         19,287          746,585

----------
(1) All cash compensation received by each Named Executive Officer for fiscal year 2006 is found in either the Salary or Non-Equity Incentive Plan Compensation columns of this Table. The amounts that would generally be considered "bonus" awards are found under the Non-Equity Incentive Plan Compensation column.

(2) The amounts in these columns reflect the dollar amount recognized as expense for financial statement reporting purposes for the fiscal year ended December 30, 2006, in accordance with FAS 123(R) of Performance Share/Unit awards and option awards under our 2006 Equity Plan and its predecessors and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are described in footnote 12 to the Company's audited financial statements for the fiscal year ended December 30, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2007.

(3) Represents payouts for 2006 performance under the Annual Incentive Plan. See "-COMPENSATION DISCUSSION AND ANALYSIS" and "-NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE" for a discussion of how amounts were determined.

(4) Amounts shown in this column are the sum of (1) the increase in the actuarial present value of each Named Executive Officer's accumulated benefit under the Littelfuse Inc. Retirement Plan from December 31, 2005 to December 31, 2006, and (2) the difference between the interest credited on account balances in the Littelfuse Inc. Supplemental Executive Retirement Plan for fiscal year 2006 and the interest that would have been credited for the year had the interest crediting rate been equal to 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2006.

     Account balances in the Littelfuse Inc. Supplemental Executive Retirement Plan earn interest at a rate of 8.00% per annum, with interest being credited on December 31 of each year. 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2006 was 5.89%.

(5) The amounts in this column reflect for each Named Executive Officer matching contributions allocated by the Company to each Named Executive Officer pursuant to the Company's 401(k) Plan, which is available to all salaried employees, and the cost of insurance premiums paid by the Company with respect to term life insurance. Each NEO also receives tax and financial planning services provided by a third-party service provider, a physical examination, and, in the case of Mr. Hunter the use of a company automobile.

(6) The amounts in this column for Mr. Franklin includes the Littelfuse Inc. Supplemental Executive Retirement Plan allocation of $137,757.

     The following table provides additional information with respect to options and stock-based awards granted in 2006, the value of which was provided in the Stock Awards and Options Awards columns of the Summary Compensation Table, and the potential range of payouts associated with the Annual Incentive Plan.

GRANTS OF PLAN-BASED AWARDS TABLE


                            Estimated Possible Payouts    Estimated Future Payouts
                            Under Non-Equity Incentive  Under Equity Incentive Plan
                                  Plan Awards(1)                 Awards(2)
                           ---------------------------  ---------------------------
                           Threshold   Target  Maximum  Threshold   Target  Maximum
Name           Grant Date     ($)       ($)      ($)       (#)       (#)      (#)
----           ----------  ---------  -------  -------  ---------  -------  -------
Gordon Hunter  05/05/2006      --     459,000  918,000     1,200     6,000    6,000

Philip G.      05/05/2006      --     165,750  331,500     1,000     5,000    5,000
Franklin

David Samyn    05/05/2006      --     106,080  212,160     1,000     5,000    5,000

David W.       05/05/2006      --      91,800  183,600     1,000     5,000    5,000
Heinzmann

Dal Ferbert    05/05/2006      --      87,720  175,440     1,000     5,000    5,000

                         All Other
                          Option                     Grant Date
                         Awards: #    Exercise or    Fair Value
                            of         Base Price     of Stock
                        Securities     of Option     and Option
                        Underlying       Awards        Awards
Name                      Options        ($/Sh)         $(3)
----                    ----------    -----------    ----------
Gordon Hunter             60,000         34.33        1,046,580

Philip G.                 22,000         34.33          479,870
Franklin

David Samyn               15,000         34.33          381,800

David W.                  15,000         34.33          381,800
Heinzmann

Dal Ferbert               15,000         34.33          381,800

(1) The Annual Incentive Plan payment amounts are earned based on the achievement of the established financial performance objectives of the Plan on a sliding scale of 0% to 200% of the target amount established, thus there is no Threshold amount. The amount shown in the Maximum column is 200% of such target amount. These amounts are based on the individual's 2006 salary and position. See "-COMPENSATION DISCUSSION AND ANALYSIS" and "-NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE" for information regarding the description of performance-based conditions.

(2) The amounts shown under this heading reflect the Performance Share/Unit awards. Performance Shares/Units may be earned based on achievement of the established financial performance goals on a sliding scale from 0% to 100% of the target amount of awarded shares at the end of the three-year period. The amount shown in the Threshold column is 20% of the target amount shown in the Target column. The target is set at 100% of the possible award. Therefore the amount shown in the Maximum column is the same as the target amount. See "-COMPENSATION DISCUSSION AND ANALYSIS" and "-NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE" for information regarding the terms of the awards, the description of performance-based vesting conditions, and the criteria for determining the amounts payable.

(3) Represents the full grant date fair value at target of the option and Performance Share/Unit awards reported in this Table under the Estimated Possible Payouts Under Equity Incentive Plan Awards and All Other Options
     Awards: # of Securities Underlying Options columns awarded in 2006 determined in accordance with FAS 123R, based on the assumptions discussed under the Summary Compensation Table, without regard to when the award was recognized for financial reporting purposes. The options are valued at $14.01 per share and the Performance Share/Unit awards are valued at $34.33 per share.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Annual Incentive Plan

     The actual amounts of short-term incentive awards relating to the 2006 Annual Incentive Plan were paid in February 2007 and are set forth under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. The amounts listed in the Threshold, Target and Maximum columns under the Estimated Future Payments Under Non-Equity Incentive Plan Awards heading of the Grants of Plan-Based Awards Table represent the potential range of cash awards for the Annual Incentive Plan for 2006. For 2006, a target award was established for each Named Executive Officer as a percent of base salary as shown below.

Named Executive   Annual Incentive Plan Target as
Officer                Percent of Base Salary
---------------   -------------------------------
G. Hunter                       75%
P. Franklin                     50%
D. Samyn                        40%
D. Heinzmann                    40%
D. Ferbert                      40%

     The target award percentages above were applied to the Named Executive Officer's annual base salary at the end of 2006.

Option Awards and Performance Share/Unit Awards

     The stock option awards vest over five years in 20% increments and have a ten year term. At the end of the three-year performance period relating to the Performance Shares/Units, one-half of any earned Performance Share/Unit awards are issued as restricted shares of our Common Stock in the names of the officers but are held by the Company subject to the lapse of the restrictions related to continued employment over the next three years. The cash equivalent of the other half of any earned Performance Share/Unit awards will be paid annually in thirds as the restrictions on the Common Stock lapse.

     Once Performance Shares/Units are earned, they will continue to rise and fall in value with our Common Stock price during the restricted period.

     No dividends have been paid by the Company on our Common Stock, but in the event that a dividend would be paid by us on our Common Stock, dividends would also be paid on Performance Shares/Units that have been earned and issued prior to the lapse of the restrictions.

     As of May 1, 2006, the Company entered into an Employment Agreement with Mr. Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company. The Employment Agreement generally sets forth the terms and conditions of Mr. Hunter's employment by the Company, including, but not limited to, his duties, compensation and benefits, termination of employment and severance benefits, and confidentiality and non-competition provisions. The foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement as set forth on Exhibit
10.1 to our Annual Report on Form 10-K for the year ended December 30, 2006.

     As of January 1, 2005, the Company entered into a two-year Consulting Agreement with Howard B. Witt, the former Chief Executive Officer, President, and Chairman of the Board of the Company. The terms of the Consulting Agreement provide that Mr. Witt was paid $275,000 per year during the term of the agreement.

Mr. Witt ceased being a director of the Company in May 2006 when he decided not to stand for re-election to the Board. This Consulting Agreement expired on December 31, 2006.

     Other than Mr. Hunter's employment agreement and the change of control employment agreements described under "--POST-EMPLOYMENT COMPENSATION," the Company does not have any employment agreements with the Named Executive Officers.

     See "--COMPENSATION DISCUSSION AND ANALYSIS" for a discussion of the proportion of salary and bonus in relation to total compensation which is discussed under "Allocation between cash and non-cash compensation and current and long-term compensation," and other material terms of our Named Executive Officers' compensation and the related amounts included in the foregoing tables.

     The following table provides information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

                                         Option Awards                                           Stock Awards
               ----------------------------------------------------------------  --------------------------------------------
                                                                                                                      Equity
                                                                                                                    Incentive
                                                                                                         Equity       Plan
                                                                                                        Incentive    Awards:
                                                                                                          Plan      Market or
                                                Equity                                                  Awards: #    Payout
                                              Incentive                                                    of       Value of
                                                 Plan                                        Market     Unearned    Unearned
                                              Awards: #                            # of     Value of     Shares,     Shares,
                   # of           # of            of                              Shares    Shares or   Units or    Units or
                Securities     Securities     Securities                         or Units   Units of      Other       Other
                Underlying     Underlying     Underlying                         of Stock     Stock      Rights      Rights
               Unexercised    Unexercised    Unexercised   Option      Option      That     That Have   That Have   That Have
                 Options -      Options -      Unearned   Exercise   Expiration  Have Not      Not     Not Vested  Not Vested
     Name       Exercisable   Unexercisable    Options    Price ($)     Date     Vested(1)   Vested
                                                                                             ($)(2)        (3)       ($)(4)
-------------  ------------  --------------  -----------  ---------  ----------  --------  ----------  ----------  ----------
Gordon Hunter      1,000              0          N/A       23.4800   06/14/2013
                   1,000              0          N/A       23.4800   06/14/2014
                   1,000              0          N/A       23.4800   06/14/2015
                   1,000              0          N/A       23.4800   06/14/2016
                       0          1,000          N/A       23.4800   06/14/2017
                   3,000          2,000          N/A       20.2400   05/02/2013
                   4,000          8,000          N/A       26.5100   11/07/2013
                  18,000         12,000          N/A       28.0800   11/07/2013
                  12,000         18,000          N/A       38.1100   04/30/2014
                   4,000         16,000          N/A       31.8000   01/18/2015
                  12,000         48,000          N/A       27.2100   05/06/2015
                       0         60,000          N/A       34.3300   05/05/2013

                                                                                     0               0           0         0
                                                                                 5,400         172,152           0         0
                                                                                     0               0       1,200    38,256
                                                                                     0               0       6,000   191,280

Philip G.          2,000              0          N/A        5.0000   01/04/2010
Franklin           2,000              0          N/A        5.0000   01/04/2011
                   2,000              0          N/A        5.0000   01/04/2012
                   2,000              0          N/A        5.0000   01/04/2013
                   2,000              0          N/A        5.0000   01/04/2014
                   4,000              0          N/A       19.1880   01/04/2010

                   4,000              0          N/A       19.1880   01/04/2011
                   4,000              0          N/A       19.1880   01/04/2012
                   4,000              0          N/A       19.1880   01/04/2013
                   4,000              0          N/A       19.1880   01/04/2014
                   4,400              0          N/A       35.5000   04/28/2011
                   4,400              0          N/A       35.5000   04/28/2012
                   4,400              0          N/A       35.5000   04/28/2013
                   4,400              0          N/A       35.5000   04/28/2014
                   4,400              0          N/A       35.5000   04/28/2015
                   4,400              0          N/A       27.1000   04/27/2012
                   4,400              0          N/A       27.1000   04/27/2013
                   4,400              0          N/A       27.1000   04/27/2014
                   4,400              0          N/A       27.1000   04/27/2015
                   4,400              0          N/A       27.1000   04/27/2016
                   4,400              0          N/A       25.2000   04/26/2013
                   4,400              0          N/A       25.2000   04/26/2014
                   4,400              0          N/A       25.2000   04/26/2015
                   4,400              0          N/A       25.2000   04/26/2016
                       0          4,400          N/A       25.2000   04/26/2017
                  13,200          8,800          N/A       20.2400   05/02/2013
                   8,800         13,200          N/A       38.1100   04/30/2014
                   4,400         17,600          N/A       27.2100   05/06/2015
                       0         22,000          N/A       34.3300   05/05/2013
                                                                                   2,000      63,760         0           0
                                                                                   4,500     143,460         0           0
                                                                                       0           0     1,000      31,880
                                                                                       0           0     5,000     159,400

David Samyn        9,000          6,000          N/A       17.0500   02/07/2013
                   6,000          9,000          N/A       38.1100   04/30/2014
                   3,000         12,000          N/A       27.2100   05/06/2015
                       0         15,000          N/A       34.3300   05/05/2013
                                                                                   2,000      63,760         0           0
                                                                                   4,500     143,460         0           0
                                                                                       0           0     1,000      31,880
                                                                                       0           0     5,000     159,400

David W.             600              0          N/A       11.6251   07/21/2009
Heinzmann            400              0          N/A       16.1251   07/21/2009
                     400              0          N/A       16.1251   07/21/2010

                     400              0          N/A       17.8126   07/17/2008
                     400              0          N/A       17.8126   07/17/2009
                     400              0          N/A       17.8126   07/17/2010
                     400              0          N/A       17.8126   07/17/2011
                     500              0          N/A       28.8750   07/25/2008
                     500              0          N/A       28.8750   07/25/2009
                     500              0          N/A       28.8750   07/25/2010
                     500              0          N/A       28.8750   07/25/2011
                     500              0          N/A       28.8750   07/25/2012
                     500              0          N/A       23.2500   07/31/2009
                     500              0          N/A       23.2500   07/31/2010
                     500              0          N/A       23.2500   07/31/2011
                     500              0          N/A       23.2500   07/31/2012
                     500              0          N/A       23.2500   07/31/2013
                     500              0          N/A       19.7500   07/30/2010
                     500              0          N/A       19.7500   07/30/2011
                     500              0          N/A       19.7500   07/30/2012
                     500              0          N/A       19.7500   07/30/2013
                     500              0          N/A       19.7500   07/30/2014
                     500              0          N/A       34.6200   07/28/2011
                     500              0          N/A       34.6200   07/28/2012
                     500              0          N/A       34.6200   07/28/2013
                     500              0          N/A       34.6200   07/28/2014
                     500              0          N/A       34.6200   07/28/2015
                     600              0          N/A       27.5000   07/27/2012
                     600              0          N/A       27.5000   07/27/2013
                     600              0          N/A       27.5000   07/27/2014
                     600              0          N/A       27.5000   07/27/2015
                     600              0          N/A       27.5000   07/27/2016
                   3,200            800          N/A       20.3400   07/26/2012
                   9,000          6,000          N/A       20.2400   05/02/2013
                   6,000          9,000          N/A       38.1100   04/30/2014
                   3,000         12,000          N/A       27.2100   05/06/2015
                       0         15,000          N/A       34.3300   05/05/2013
                                                                                   2,000      63,760         0           0
                                                                                   4,500     143,460         0           0
                                                                                       0           0     1,000      31,880
                                                                                       0           0     5,000     159,400

Dal Ferbert        1,000              0          N/A        9.3751   05/13/2007
                   1,000              0          N/A        9.3751   05/13/2008
                     800              0          N/A       11.1551   05/06/2007
                     800              0          N/A       11.1551   05/06/2008
                     800              0          N/A       11.1551   05/06/2009
                     800              0          N/A       16.5001   05/05/2007
                     800              0          N/A       16.5001   05/05/2008
                     800              0          N/A       16.5001   05/05/2009
                     800              0          N/A       16.5001   05/05/2010
                     800              0          N/A       19.0000   04/26/2007
                     800              0          N/A       19.0000   04/26/2008
                     800              0          N/A       19.0000   04/26/2009
                     800              0          N/A       19.0000   04/26/2010
                     800              0          N/A       19.0000   04/26/2011
                     800              0          N/A       23.0000   04/25/2008
                     800              0          N/A       23.0000   04/25/2009
                     800              0          N/A       23.0000   04/25/2010
                     800              0          N/A       23.0000   04/25/2011
                     800              0          N/A       23.0000   04/25/2012
                     800              0          N/A       25.2500   05/01/2009
                     800              0          N/A       25.2500   05/01/2010
                     800              0          N/A       25.2500   05/01/2011
                     800              0          N/A       25.2500   05/01/2012
                     800              0          N/A       25.2500   05/01/2013
                     800              0          N/A       20.1250   04/30/2010
                     800              0          N/A       20.1250   04/30/2011
                     800              0          N/A       20.1250   04/30/2012
                     800              0          N/A       20.1250   04/30/2013
                     800              0          N/A       20.1250   04/30/2014
                   1,600              0          N/A       35.5000   04/28/2011
                   1,600              0          N/A       35.5000   04/28/2012
                   1,600              0          N/A       35.5000   04/28/2013
                   1,600              0          N/A       35.5000   04/28/2014
                   1,600              0          N/A       35.5000   04/28/2015
                   2,000              0          N/A       27.1000   04/27/2012
                   2,000              0          N/A       27.1000   04/27/2013
                   2,000              0          N/A       27.1000   04/27/2014
                   2,000              0          N/A       27.1000   04/27/2015

                   2,000              0          N/A       27.1000   04/27/2016
                   3,000              0          N/A       25.2000   04/26/2013
                   3,000              0          N/A       25.2000   04/26/2014
                   3,000              0          N/A       25.2000   04/26/2015
                   3,000              0          N/A       25.2000   04/26/2016
                       0          3,000          N/A       25.2000   04/26/2017
                   9,000          6,000          N/A       20.2400   05/02/2013
                   6,000          9,000          N/A       38.1100   04/30/2014
                   3,000         12,000          N/A       27.2100   05/06/2015
                       0         15,000          N/A       34.3300   05/05/2013
                                                                                   2,000      63,760         0           0
                                                                                   4,500     143,760         0           0
                                                                                       0           0     1,000      31,880
                                                                                       0           0     5,000     159,400

(1) Represents outstanding grants of Performance Shares/Units granted at 60% and 90% of target, based upon achieving certain financial performance goals for the three-year periods beginning in 2003 and 2004, respectively. Under the Performance Share/Unit component of the 2006 Equity Plan and its predecessors, since 2003, the Compensation Committee has granted Performance Share/Unit awards based on the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the following three-year period. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 20% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they may be issued as shares or paid in the cash equivalent or a combination thereof. Earned restricted shares are issued in the name of the executive but held by the Company subject to restrictions relating to continued employment with the Company that lapse in thirds over the next three-year period. No dividends have been paid on our Common Stock, but in the event that a dividend would be paid by the Company on our Common Stock, dividends also would be paid on Performance Shares/Units that have been earned and issued prior to the lapse of the restrictions.

(2) The dollar value of the payout of Performance Share/Unit awards is based on the number of Performance Shares/Units that have been earned but not vested. Valuations are based on the closing price of $31.88 per share of the Company's Common Stock on the Nasdaq Stock Market on December 29, 2006, the last business day of 2006. There is no guarantee that, if and when the Performance Share/Unit awards vest, they will have this value.

(3) Represents outstanding grants of Performance Shares/Units granted at 20% and 100% of target, based upon achieving certain financial performance goals for the three-year periods beginning in 2005 and 2006, respectively. Under the Performance Share/Unit component of the 2006 Equity Plan and its predecessors, since 2003, the Compensation Committee has granted Performance Share/Unit awards based on the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the following three-year period. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 20% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they may be issued as shares or paid in the cash equivalent or a combination thereof. Earned restricted shares are issued in the name of the executive but held by the Company subject to restrictions relating to continued employment with the Company that lapse in thirds over the next three-year period. No dividends have been paid on our Common Stock, but in the event that a dividend would be paid by the Company on our Common Stock, dividends also would be paid on Performance Shares/Units that have been earned and issued prior to the lapse of the restrictions.

(4) The dollar value of the payout of Performance Share/Unit awards is based on number of Performance Shares/Units that have not been earned and are not vested. Valuations are based on the closing price of $31.88 per share of the Company's Common Stock on the Nasdaq Stock Market on December 29, 2006, the last business day of 2006. There is no guarantee that, if and when future Performance Share/Unit awards vest, they will have this value.

     The following table provides the amounts received upon exercise of options or similar instruments or the vesting of stock or similar instruments during the most recent fiscal year.

OPTIONS EXERCISES AND STOCK VESTED TABLE

                             Option Awards                   Stock Awards
                    ------------------------------  ------------------------------
                    # of Shares                     # of Shares
                    Acquired on    Value Realized   Acquired on  Value Realized on
       Name           Exercise   Upon Exercise ($)  Vesting (1)   Vesting ($) (2)
       ----         -----------  -----------------  -----------  -----------------
Gordon Hunter             --               --            --               --
Philip G. Franklin        --               --         1,000           31,880
David Samyn               --               --         1,000           31,880
David W. Heinzmann     3,600           78,538         1,000           31,880
Dal Ferbert               --               --         1,000           31,880

(1) These shares were earned and vested under the Performance Share/Unit awards under the predecessor to the 2006 Equity Plan due to achievement of specified financial goals for Performance Shares/Units awarded during 2003-2005. Pursuant to Performance Shares Agreements awarded in 2003 and earned at the end of fiscal 2005, the restrictions lapsed for each of Messrs. Franklin, Samyn, Heinzmann and Ferbert on the equivalent of 1,000 shares of Common Stock of the Company at the end of 2006, half of which were issued in stock and the other half paid in cash. The vested shares were issued free of restrictions on January 2, 2007.

     One-half of the remaining 8,000 units earned, or 4,000 units, are restricted shares that were issued in the names of the officers in 2006 but are held by the Company subject to the lapse of the restrictions related to continued employment over the next two years. The cash equivalent of the other 4,000 shares will be paid in halves as the restrictions lapse.

(2) The value of the vested restricted shares is based on the closing price on December 29, 2006 of $31.88 per share.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the preceding Report of the Compensation Committee on Executive Compensation and the Performance Graph included in "Company Performance" shall not be incorporated by reference into any such filings.

COMPANY PERFORMANCE

     The following graph compares the five-year cumulative total return on the Common Stock to the five-year cumulative total returns on the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index. The Company believes that the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index represent a broad market index and peer industry group for total return performance comparison.

     The Russell 2000(R) Index consists of the 2,000 smallest companies, including the Company.

     The Dow Jones Electrical Components and Equipment Industry Group Index includes the Common Stock of American Superconductor Corp., Amphenol Corp., Anaren Microwave, Inc., Arrow Electronics, Inc., Avnet, Inc. AVX Corp., Benchmark Electronics, Inc., C&D Technologies, Inc., Capstone Turbine Corp., Commscope, Inc., CTS Corp., Emerson, Fuelcell Energy, Inc., General Cable Corp.,Hubbell Inc. Class B, Jabil Circuit, Inc., Kemet Corp., Littelfuse, Inc., Methode Electronics, Inc., Molex, Inc. and Molex, Inc. Class A, Park Electrochemical Corp., Plexus Corp., Plug Power, Inc., Power-One, Inc., Powerwave Technologies, Inc., Regal-Beloit Corp., Sanmina Corp., Solectron Corp., SPX Corp., Technitrol, Inc., Thomas & Betts Corp., Three-Five Systems, Inc., Valence Technology, Inc., Vicor Corp., Vishay Intertechnology, Inc.

                               (PERFORMANCE GRAPH)

     In the case of the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index, a $100 investment made on December 31, 2001, and reinvestment of all dividends is assumed. In the case of the Company, a $100 investment made on December 31, 2001 is assumed (the Company paid no dividends in 2002, 2003, 2004, 2005, or 2006). Returns are at December 31 of each year, with the exception of 2002, 2003, 2004 and 2006 for the Company, which are at December 28, 2002, January 3, 2004, January 1, 2005 and December 30, 2006, respectively.

PENSION BENEFITS

     The table below provides the actuarial present value of the Named Executive Officers' accumulated benefits under the Littelfuse Inc. Retirement Plan and the number of years of service credited to each Named Executive Officer under the Plan.

PENSION BENEFITS TABLE

                                                           Number of     Present Value of    Payments During
                                                        Years Credited      Accumulated     Last Fiscal Year
       Name                      Plan Name                Service (#)     Benefit ($) (1)          ($)
       ----          --------------------------------   --------------   ----------------   ----------------
Gordon Hunter        Littelfuse, Inc. Retirement Plan          3             $ 71,532              --
Philip G. Franklin   Littelfuse, Inc. Retirement Plan          8             $168,108              --
David Samyn          Littelfuse, Inc. Retirement Plan          4             $ 52,122              --
David W. Heinzmann   Littelfuse, Inc. Retirement Plan         22             $169,908              --
Dal Ferbert          Littelfuse, Inc. Retirement Plan         30             $409,057              --

(1) The figures shown in the Pension Benefit Table represent the present value as of December 31, 2006 of the benefit earned under the pension plan as of that date. Present values were determined based on the following assumptions:

     - Although future compensation and service are not factored into the calculation of the accrued benefit, each Named Executive Officer is assumed to continue in active service until the earliest date at which he is entitled to retire and commence to receive unreduced benefit payments;

     - The benefit for each Named Executive Officer is assumed to be paid as an annuity for the life of the Named Executive Officer;

     - The Temporary Supplemental Monthly Retirement Income is assumed to increase 5% per annum until the amount of benefit reaches the $600 cap described below; and

     - The discount rate and mortality assumptions used to value the plan for GAAP FAS 87/132/158 disclosure purposes as of December 31, 2006. Specifically, a discount rate of 6.00% per annum and the RP-2000 Mortality Table (post-retirement only) were used.

     All US employees, including the Named Executive Officers, are eligible to participate in the Company's non-contributory, defined benefit retirement plan, qualified under the applicable provisions of the Internal Revenue Code, upon completion of one year of service. The plan provides a benefit equal to 1% of Final Average Monthly Compensation plus 1/2% of Final Average Monthly Compensation in excess of Covered Compensation, for each year of service over one. Final Average Monthly Compensation is the monthly average of the five consecutive years' compensation out of the last ten years that give the highest average. Compensation considered is base pay or wages actually paid, excluding overtime and bonuses, and is further subject to the IRS qualified plan pay limit ($220,000 for 2006).

     Participants become 100% vested after completion of five years of service.

     The benefit is payable as a life annuity commencing at the plan's Normal Retirement Date, which is the first of the month coincident with or next following the attainment of age 65 and completion of five years of service. Participants are eligible for early retirement upon attaining age 55 and completing ten years of service. Participants opting for early retirement are eligible for immediate commencement of their benefit, with said benefit unreduced if payments commence at or after age 62, and reduced by formula for commencements prior to age 62. Participants separating from service after earning a non-forfeitable right to a benefit but prior to becoming eligible for early retirement are not eligible to have their benefit payments commence prior to their Normal Retirement Date.

     In addition to the formula benefit described above, participants who retire after becoming eligible for early retirement but prior to their Normal Retirement Date are entitled to receive a Temporary Supplemental Monthly Retirement Income beginning at age 62, with such monthly payment continuing until their attainment of age 65. This supplement, $456.22 per month in fiscal year 2006, is adjusted annually to reflect inflation, but is ultimately capped at $600 per month.

NONQUALIFIED DEFERRED COMPENSATION

     The following table discloses contributions, earnings and balances under the Littelfuse Inc. Supplemental Executive Retirement Plan ("SERP") for each Named Executive Officer.

NONQUALIFIED DEFERRED COMPENSATION TABLE

                       Executive         Company         Aggregate        Aggregate       Aggregate Balance
                     Contributions    Contributions     Earnings in      Withdrawals/        at 12/31/06
       Name           in 2006 ($)    in 2006 ($) (1)   2006 ($) (2)   Distributions ($)        ($) (3)
       ----          -------------   ---------------   ------------   -----------------   -----------------
Gordon Hunter             N/A                 N/A             N/A            N/A                    N/A
Philip G. Franklin        N/A            $137,757         $51,490             $0               $832,872
David Samyn               N/A                 N/A             N/A            N/A                    N/A
David W. Heinzmann        N/A                 N/A             N/A            N/A                    N/A
Dal Ferbert               N/A                 N/A             N/A            N/A                    N/A

(1) These amounts are included in amounts reported in the All Other Compensation column of the Summary Compensation Table.

(2) These amounts are included in amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table to the extent that they exceed the interest that would have been credited in 2006 had the interest crediting rate been equal to 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2006. For Mr. Franklin, $13,580 is reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table.

(3) For Mr. Franklin, the amount shown in this column includes $0 of his own contributions, $646,819 of Company contributions and $186,053 of interest earnings. Of the amount reported in this column, $643,625 was previously reported as compensation (or interest earnings thereon) to Mr. Franklin in previous years. As of December 31, 2006, Mr. Franklin is 80% vested in his SERP account balance.

     The Company maintains the Littelfuse Inc. Supplemental Executive Retirement Plan ("SERP"), a non-qualified defined contribution plan that is a legacy plan that was closed to new participants several years ago. The plan was intended to provide supplemental retirement benefits to enable the Company to attract and retain executives. Mr. Franklin is the only NEO who is a participant in this Plan.

     The SERP is an unfunded plan with a notional account maintained for each participant. An allocation is made on December 31 of each year to each active participant's notional account. The amount of the allocation is the amount necessary to fully fund the participant's target benefit (described below) by December 31 of the year ending coincident with or immediately preceding his attainment of age 62. In addition to this annual allocation, on December 31 each year each active participant's notional account is credited with interest of 8.00% of the account balance as of the previous December 31.

     The target benefit under the SERP is 65% of the participant's Final Average Compensation, prorated for service projected to the participant's Normal Retirement Date less than 12 years, and offset by (a) the benefits attributable to employer contributions under any qualified retirement plans maintained by the Company and (b) 50% of the participant's estimated Social Security benefit. With regard to offset (a), the benefit is projected to the participant's Normal Retirement Date and converted to a joint and 50% survivor annuity. Final Average

Compensation is the average annual compensation paid to the participant by the Company during the five consecutive calendar year period preceding his termination of employment. Compensation includes the participant's base salary and any other cash compensation payments to the participant, including amounts deferred under the 401(k) or 125 (cafeteria) plans, and further includes any bonuses attributable to a calendar year regardless of whether the bonuses are paid during such calendar year.

     Participants become 30% vested in their notional account balance after completing three years of service, and earn an additional 10% vesting for each subsequent year of service until becoming 100% vested after ten years of service. Participants also become 100% vested upon death, total and permanent disability or attainment of age 62, regardless of their length of service. Participants who are terminated for cause, or who are employed by a competitor within two years of their termination of employment, forfeit their entire account balance.

     Upon termination or retirement after completing ten years of service, participants may choose to have their benefit payments commence as early as age
55. They may choose to receive their benefit in a lump sum (equal to their vested account balance) or in one of a handful of actuarially equivalent annuity forms of payment.

POST-EMPLOYMENT COMPENSATION

Upon the termination of a Named Executive Officer, he may be entitled to additional benefits or payments beyond those provided under the benefit plans covering all salaried employees of Littelfuse, depending on the event triggering the termination. The events that would trigger a Named Executive Officer's entitlement to additional benefits or payments, and the estimated value of these additional benefits or payments, are described in the following table. The table has been prepared assuming a termination date and, where applicable, a Change of Control date of December 30, 2006, and a stock price of $31.88 per share, which was the closing price of one share of our common stock on December 29, 2006 (the last trading day of fiscal year 2006):

                           G. Hunter     P. Franklin     D. Samyn      D. Heinzmann    D. Ferbert
                          ----------     -----------    ----------     ------------    ----------
Voluntary Resignation
for Good Reason or
Involuntary Termination
other than for Cause      $2,074,958(a)    $666,298(e)  $       --      $     --       $     --

Voluntary Resignation
other than for Good
Reason or Involuntary
Termination for Cause     $       --       $666,298(e)  $       --      $     --       $     --

Voluntary Resignation
for Good Reason or
Involuntary Termination
other than for Cause
within 2 years of a
Change of Control         $6,225,067(b)  $4,348,895(b)  $2,000,502(b)   $1,623,404(b)  $1,721,120(b)

Death                     $3,245,832(c)  $2,258,608(c)  $1,157,840(c)  $1,040,832(c)   $1,021,040(c)

Disability                $1,399,832(d)  $1,254,108(d)  $  352,240(d)  $  342,332(d)   $  353,140(d)

Retirement                $       --     $  666,298(e)  $       --     $       --      $       --

(a) The figure shown represents one year of annual base salary plus one year AIP target bonus plus the cost of one year of continued coverage under the Company's group health, dental and life insurance plans plus the cost of outplacement services (at the maximum of $25,000). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year of his termination, which in this case is his full 2006 AIP bonus. The full 2006 AIP bonus is included in the figure shown. These additional benefits and payments are conditioned upon Mr. Hunter signing a waiver and release of claims agreement.

(b) The figure shown represents two years of annual base salary plus two times the highest recent AIP bonus plus the value of all unvested options and shares under the equity-based plans (assuming full vesting and exercise on December 30, 2006) plus the cost of two years of continued coverage under the Company's group health plan plus the cost of outplacement services for up to two years (at the maximum of 15% of annual base salary) plus an excise tax gross-up. The Named Executive Officer is also entitled to a pro-rata portion of his AIP bonus for the year of his termination, with that bonus assumed to be no less than the highest recent annual bonus paid to him, which in this case is his full 2006 AIP bonus. The full 2006 AIP bonus is included in the figure shown. In addition, Mr. Franklin is entitled to two additional years' allocation to the SERP. The full SERP account balance as of December 30, 2006 plus the two additional years' allocations are included in the figure shown. In addition to the above additional benefits and payments, the Named Executive Officer is no longer bound by any non-compete agreements.

(c) The figure shown represents life insurance coverage equal to three times annual base salary + $10,000, plus the value of all unvested options under the stock option plans and shares under the equity-based plans (assuming full vesting and exercise on December 30, 2006). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year of his death, which in this case is his full 2006 AIP bonus. The full 2006 AIP bonus is included in the figure shown. For Mr. Franklin, the figure shown also includes the full value as of December 30, 2006 of his SERP account.

(d) The figure shown represents the value of all unvested options under the stock option plans and shares under the equity-based plans (assuming full vesting and exercise on December 30, 2006). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year in which he became disabled, which in this case is his full 2006 AIP bonus. The full 2006 AIP bonus is included in the figure shown. For Mr. Franklin, the figure shown also includes the full value as of December 30, 2006 of his SERP account.

(e) As of December 30, 2006 Mr. Franklin is 80% vested in his SERP account balance. The figure shown represents 80% of the value of Mr. Franklin's SERP account as of December 30, 2006, although he will not be eligible to receive payment of the vested portion of his SERP account until his Normal Retirement Date of October 31, 2013.

     VOLUNTARY RESIGNATION FOR GOOD REASON OR INVOLUNTARY TERMINATION OTHER THAN FOR CAUSE

     Other than as provided for in Mr. Hunter's Employment Agreement (as described in "-- Gordon Hunter's Employment Agreement Post-Employment Provisions" below), the Named Executive Officers are not entitled to any benefits or payments (beyond those provided under the benefit plans covering all salaried employees of Littelfuse) in the event of their voluntary resignation for Good Reason or their involuntary termination other than for Cause.

     VOLUNTARY RESIGNATION OTHER THAN FOR GOOD REASON OR INVOLUNTARY TERMINATION FOR CAUSE

     The Named Executive Officers are not entitled to any benefits or payments (beyond those provided under the benefit plans covering all salaried employees of Littelfuse) in the event of their voluntary resignation other than for Good Reason or their involuntary termination for Cause.

     VOLUNTARY RESIGNATION FOR GOOD REASON OR INVOLUNTARY TERMINATION OTHER THAN FOR CAUSE WITHIN TWO YEARS OF A CHANGE OF CONTROL

     The Named Executive Officers are entitled to additional benefits and payments (beyond those provided under the benefit plans covering all salaried employees of Littelfuse) in the event of their voluntary termination for Good Reason or their involuntary termination other than for Cause within two years of a Change of Control. The additional benefits and payments they are entitled to are described in "-- Change of Control Agreements Post-Employment Provisions" below.

     DEATH

     In the event of the death of a Named Executive Officer, he shall be entitled to a payout under the Company's life insurance plan equal to three times annual base salary + $10,000 and, as described in "-- Equity-based Compensation Plans Post-Employment Provisions" below, any unvested stock options shall fully vest. As described in "Gordon Hunter's Employment Agreement Post-Employment

     Provisions" below, Mr. Hunter is also entitled to a pro-rata portion of his bonus for the year of his death. In addition, Mr. Franklin would become fully vested in his SERP account and his benefit would commence immediately.

     DISABILITY

     In the event a Named Executive Officer becomes disabled, his unvested stock options shall fully vest, as described in "-- Equity-based Compensation Plans Post-Employment Provisions" below. As described in "Gordon Hunter's Employment Agreement Post-Employment Provisions" below, Mr. Hunter is also entitled to a pro-rata portion of his bonus for the year in which he became disabled. In addition, Mr. Franklin would become fully vested in his SERP account and his benefit would commence immediately.

     RETIREMENT

     As of December 30, 2006, none of the Named Executive Officers had satisfied both the age and service requirements to be eligible for Retirement under the Pension Plan or equity-based compensation plans. As such, if any of the Named Executive Officers were to separate from service, he would not be eligible for immediate commencement of benefits under the Pension Plan nor would be eligible for any accelerated vesting under the equity-based compensation plans. With regard to the SERP, Mr. Franklin is the only Named Executive Officer eligible to participate in the plan. Mr. Franklin is currently 80% vested. If he were to terminate service and retain his right to a benefit, the vested portion of his SERP account would not be payable until his Normal Retirement Date of October 31, 2013.

EQUITY-BASED COMPENSATION PLANS POST-EMPLOYMENT PROVISIONS

     Under the provisions of the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Equity Plan") and the Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Original Equity Plan"), all participants, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, will have all of their unvested stock options fully vest upon their death, Total Disability or Eligible Retirement (as such terms are defined under these plans) and upon a Change of Control (as such term is defined under these plans). Upon any such termination of employment or Change of Control, the stock option holder may exercise his or her vested stock options (including those which become vested as described above) until the earlier of (i) the date on which the stock options would otherwise terminate in accordance with the terms of their grants or (ii) the expiration of three months after the Change of Control or date of termination (twelve months in the case of death). Under all other termination of employment events, all unvested stock options are forfeited upon termination and the holder has three months after termination to exercise his or her stock options which were vested immediately prior to termination.

     Under the provisions of the 2006 Equity Plan, all participants, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, will have all of their unvested stock options fully vest upon their death or Disability (as such terms are defined under this plan) and upon any termination of employment following a Change of Control (as such term is defined under this plan). Upon any such termination of employment, the stock option holder may exercise his or her vested stock options (including those which become vested as described above) until the earlier of (i) the date on which the stock options would otherwise terminate in accordance with the terms of their grants or (ii) the expiration of three months after the date of termination (twelve months in the case of death). If the employment with the Company of any participant, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, terminates by reason of Eligible Retirement (as such term is defined under the 2006 Equity Plan), all stock options held by the participant shall vest on the same dates, and shall remain exercisable for the same periods, as if the participant were still employed. Under all other termination of employment events, all unvested stock options are forfeited upon termination and the holder has three months after termination to exercise his or her stock options which were vested immediately prior to termination.

     Performance share awards which have been granted under the 1993 Plan and the 2006 Equity Plan have an initial three-year performance period during which the Company must attain certain specified financial targets and a subsequent three-year continued employment period. Any participant, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, whose employment with the Company terminates for any reason prior to the expiration of the three-year performance period respecting a performance share award shall be deemed to forfeit the performance share award. If termination occurs after the expiration of the three-year performance period but prior to the expiration of the subsequent three-year continued employment period, all of the remaining restrictions on any restricted shares of Company common stock issued with respect to a performance share award shall lapse upon the death, Total Disability or Eligible Retirement of the participant or upon a Change in Control. Any other termination of employment prior to the expiration of the three-year continued employment period will cause all restricted shares of Company common stock issued pursuant to a performance share award and which are still subject to restrictions to be forfeited and cancelled.

GORDON HUNTER'S EMPLOYMENT AGREEMENT POST-EMPLOYMENT PROVISIONS

     If the employment of Mr. Hunter is terminated for Cause (as such term is defined in his employment agreement), or if Mr. Hunter terminates his employment other than for Good Reason (as such term is defined in his employment agreement) his employment agreement provides that he is entitled to receive his compensation and benefits accrued up to the date of termination.

     If Mr. Hunter's employment terminates due to death or disability, his employment agreement provides that he is entitled to receive his compensation and benefits accrued up to the date of termination plus his annual incentive bonus for the performance period in which the date of termination occurs based on actual performance for the entire period but subject to a pro rata reduction to reflect the portion of the performance period following the date of termination.

     If Mr. Hunter's employment is terminated by the Company other than for Cause, or he terminates his employment for Good Reason (as such term is defined in his employment agreement) his employment agreement provides that Mr. Hunter is entitled to receive his compensation and benefits accrued up to the date of termination. In addition, the Company will (i) continue to pay him his base salary during the twelve months following the date of termination at the rate in effect on the date of termination (ii) pay him his annual incentive bonus at target payable in twelve monthly equal installments; (iii) if Mr. Hunter elects to exercise his COBRA rights to continue his Company sponsored group health and dental plan benefits, continue to contribute to the premium cost for Mr. Hunter and his eligible dependents for up to twelve months; (iv) pay him an incentive bonus for the performance period in which the date of termination occurs subject to a pro-rata reduction to reflect the portion of the performance period following the date of termination; (v) continue to contribute to the premium cost of Mr. Hunter's participation in the Company's group life insurance plan for up to twelve months; and (vi) pay up to $25,000 for costs and expenses of outplacement services.

CHANGE OF CONTROL AGREEMENTS POST-EMPLOYMENT PROVISIONS

     Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert each have a Change of Control Employment Agreement with the Company (the "Change of Control Agreements"). If a Change of Control (as such term is defined in the Change of Control Agreements) occurs at any time on or before January 1, 2009, the Company has agreed to continue to employ Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, and each of them has agreed to remain an employee of the Company, for two years after the occurrence of the Change of Control (the "Employment Period"). During the Employment Period, the Company will provide them with compensation and benefits which are no less than the compensation and benefits provided to them by the Company prior to the Change of Control.

     In the event that the Company terminates the employment of Messrs. Hunter, Franklin, Samyn, Heinzmann or Ferbert during the Employment Period other than for Cause, death or Disability (as such terms are defined in the Change of Control Agreements) or if any of them terminate their employment for Good Reason (as such term is defined in the Change of Control Agreements):

          (i) the Company will pay to the terminated executive his accrued base salary, a prorated bonus (assuming his bonus would have been no less than any previous recent bonus paid to him), any deferred compensation and any accrued vacation pay (the "Accrued Obligations") plus an amount equal to two times the sum of his annual base salary and his highest recent annual bonus;

          (ii) during the two years following the date of termination, the Company will continue to provide medical insurance benefits to the terminated executive and his family at least equal to those which would have been provided to them in accordance with the medical insurance benefits to which the terminated executive was entitled if the terminated executive's employment had not been terminated;

          (iii) for a period of up to two years after the date of termination, the Company will provide outplacement services to the terminated executive for the purpose of assisting the terminated executive to seek new employment at a cost to the Company not to exceed fifteen percent of the terminated executive's annual base salary;

          (iv) any option or right granted to the terminated executive under any of the Company's equity-based plans shall be exercisable by the terminated executive until the earlier of the date on which the option or right terminates in accordance with the terms of its grant or the expiration of twelve months after the date of termination;

          (v) the Company will pay or provide to the terminated executive any other amounts or benefits required to be paid or provided or which the terminated executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies (the "Other Benefits"); and

          (vi) on and after the date of termination the terminated executive shall not be bound or prejudiced by any non-competition agreement benefiting the Company or its subsidiaries.

          (vii) the Company shall credit as of the date of the termination the SERP account of Mr. Franklin with an amount equal to the sum of the two respective amounts which would have been credited to his account on the two valuation dates next following his date of termination assuming he had (1) continued to be employed by the Company up to and including these valuation dates, (2) his Compensation (as defined in the Plan) during the assumed employment period equaled his Compensation for the most recently ended plan year prior to his termination and (3) the Company would continue the SERP up to and including these valuation dates. No amount shall be credited to his SERP account, however, for any valuation date occurring after his attainment of age 62.

     If the terminated executive's employment is terminated by reason of his death or disability during the Employment Period, the Company will pay to the terminated executive or his legal representative the Accrued Obligations and the Other Benefits which shall include, in the case of death, benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of peer executives of the Company and which shall include, in the case of disability, disability and other benefits at least equal to the most favorable of those generally provided by the Company to disabled executives and/or their families.

     If the terminated executive's employment is terminated for Cause during the Employment Period, the Company will pay to the terminated executive his annual base salary through the date of termination, the amount of any compensation previously deferred by the terminated executive, and shall provide the Other Benefits. If the terminated executive voluntarily terminates his employment during the Employment Period, excluding a termination for Good Reason, the Company shall pay him the Accrued Obligations and the Other Benefits.

     In the event it is determined that any payment or distribution by the Company to Messrs. Hunter, Franklin, Samyn, Heinzmann or Ferbert would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties are incurred by any of them with respect to such excise tax (collectively, the "Excise Tax"), then they will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that, after payment of all taxes, they retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the payments. Additionally, if it is subsequently determined that any of them are subject to the additional tax and interest provided in Section 409A(a)(1)(B) of the Internal Revenue Code with respect to any portion of any payment made to them, then they shall also be entitled to receive an additional payment calculated in the same manner as a Gross-Up Payment.

PENSION PLAN POST-EMPLOYMENT PROVISIONS

     The Pension Plan does not distinguish between voluntary resignations (for Good Reason or otherwise) and involuntary terminations (for Cause or otherwise). The Plan also offers no special provisions for terminations due to a Change of Control. Normal Retirement is the first of the month coincident with or next following the attainment of age 65 and completion of five years of service, and participants are eligible for Early Retirement upon attaining age 55 and completing ten years of service. Participants who terminate employment after completing five years of service earn a non-forfeitable right to a benefit.

SERP POST-EMPLOYMENT PROVISIONS

     The Plan's Normal Retirement Date is the last day of the month coincident with or next following the date the participant attains age 62, and Early Retirement Date means the last day of the month coincident with or next following the date the participant attains age 55 and completes ten years of service. Participants become 30% vested upon completion of three years of service, and earn an additional 10% vesting for each subsequent year of service until becoming 100% vested after ten years of service. Participants also become vested upon death, total disability and the attainment of age 62 regardless of their length of service. Participants who are terminated for cause or who are employed by a competitor within two years of their termination of employment forfeit their benefit under the plan.

     As of December 31, 2006, Mr. Franklin is the only NEO eligible to participate in the SERP. Although he is 80% vested in his benefit, were he to terminate service and retain his right to a benefit, said benefit would not be payable until his Normal Retirement Date, October 31, 2013.

     If Mr. Franklin were to be terminated for Good Reason, or be terminated by the Company other than for Cause, within two years of a Change of Control, as of the date of the termination, Mr. Franklin's SERP account would be credited with two additional years' allocations (as described in "-- Change of Control Agreements Post-Employment Provisions") and two additional years of service. The additional years of service would fully vest Mr. Franklin in the amount in his SERP account and allow him to satisfy the service requirement for immediate commencement of his SERP account balance.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed and discussed the audited financial statements with the independent auditors and discussed the matters requiring discussion pursuant to SAS 61, including the accounting methods used in the audit. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures and letter received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with auditor's independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held nine meetings during fiscal 2006.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2006 for filing with the Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 29, 2007.

                                        AUDIT COMMITTEE

                                        Anthony Grillo (Chairman)
                                        John E. Major
                                        Ronald L. Schubel

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company did not enter into any Related Person Transactions in 2006.

                                 PROPOSAL NO. 2

                          APPROVAL AND RATIFICATION OF
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval of the stockholders, the Board of Directors has appointed Ernst & Young LLP, an independent registered public accounting firm, as independent auditors to examine the annual consolidated financial statements of the Company and its subsidiary companies for the fiscal year ending December 29, 2007. The stockholders will be asked at the meeting to approve and ratify such appointment.

AUDIT AND NON-AUDIT FEES

     The following table presents the approximate fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended December 30, 2006, as well as the approximate fees billed for other services rendered by Ernst & Young LLP:

                               2006         2005
                            ----------   ----------
Audit fees (1)              $1,662,000   $2,477,000
Audit-related fees (2)         126,000      115,000
Tax advisory services (3)      710,000      381,000
Other (4)                        2,000            0

(1) Includes fees related to statutory audits of foreign subsidiaries, Sarbanes-Oxley compliance and review of financial statements included in the Company's Forms 10-Q.

(2) Includes fees related to audits of employee benefit plans and acquisition activity during 2006 and 2005.

(3)  Includes fees related to tax compliance, tax advice and tax planning.

(4)  Includes fees related to the Ernst & Young LLP on-line research tool.

     A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to stockholders' questions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm's independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit, statutory audits at foreign locations, quarterly reviews and tax services. The Audit Committee has considered the role of Ernst & Young LLP in providing services to the Company and has concluded that such services are compatible with such firm's independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

     RESOLVED: That the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 29, 2007, be approved and ratified.

                                 PROPOSAL NO. 3

            APPROVAL OF THE LITTELFUSE OUTSIDE DIRECTORS' EQUITY PLAN

     The Board of Directors has approved and recommends to the stockholders the approval of an amendment, restatement and renaming of the Outside Directors' Stock Option Plan (the "Existing Directors Plan") which, if approved, would become effective on April 27, 2007, and would rename the Outside Directors' Stock Option Plan the "Outside Directors' Equity Plan" (the "Amended and Restated Directors Plan").

     The Compensation Committee and the Board of Directors have proposed the Amended and Restated Directors Plan because they believe that, it in order to attract and retain qualified directors for the Company, the Company should have the ability to provide equity-based compensation to the outside directors which is more comparable to the equity-based compensation that is provided to the employees of the Company. The Existing Directors Plan, approved at the 2006 Annual Meeting of Stockholders, only provides for automatic annual grants of 5,000 non-qualified stock options to each outside director. The Amended and Restated Plan will provide more flexibility and discretion regarding the type of equity-based compensation which may be provided to outside directors.

     The Compensation Committee, with the assistance of Towers Perrin, undertook a survey of director compensation practices at similarly situated companies. The survey showed that our director compensation practices resulted in below median compensation for our directors, mainly due to the limitation imposed by the 5,000 share annual formula option grant. The Amended and Restated Plan will provide the Board of Directors with additional flexibility to grant equity-based awards that should both align the interests of the directors with the stockholders and incentivize our qualified directors to work with management of the Company over the long-term to grow our stockholder value. The Amended and Restated Plan should allow us to achieve our objectives of attracting and retaining the most highly qualified director candidates possible.

     The Amended and Restated Directors Plan does not provide for an increase in the number of shares of Common Stock currently authorized under the Existing Directors Plan. The Existing Directors Plan provides a pool of 250,000 shares of Common Stock to be used for the annual grant of 5,000 options to each outside director. Currently, stock options relating to 25,000 shares of Common Stock have been granted under the Existing Directors Plan, which will leave 225,000 shares available for awards under the Amended and Restated Directors Plan if approved.

     Management believes that adoption of the Amended and Restated Directors Plan will further promote the Company's goals of enhancing the long-term profitability and stockholder value of the Company by attracting and retaining the services of outside directors of outstanding talent. The primary purpose of the Amended and Restated Directors Plan is to give the Company more flexibility to provide equity-based compensation to its outside directors on a non-formula basis more comparable to the equity-based compensation awards made to the Company's employees in order to allow the Company to achieve its goal of attracting and retaining qualified directors.

     The full text of the Amended and Restated Directors Plan appears as Exhibit A to this Proxy Statement to which reference is made for a full statement of its terms and provisions. Capitalized terms used but not defined below shall have the meanings ascribed to them in the Amended and Restated Directors Plan. A summary of the major provisions of the Amended and Restated Directors Plan is set forth below:

     MAXIMUM NUMBER OF SHARES. As discussed above, the total number of shares available for the grant of awards under the Amended and Restated Directors Plan is 250,000 (subject to adjustment as described below), of which only 225,000 are currently available for awards since stock options relating to 25,000 shares were granted in 2006 under the Existing Directors Plan. Generally, any shares that are subject to an award that expires or is forfeited without exercise under the Amended and Restated Directors Plan will become available for subsequent awards under the Amended and Restated Directors Plan.

     TERMS AND CONDITIONS OF AWARDS. Unlike the Existing Directors Plan, the Amended and Restated Directors Plan provides for a number of different types of awards which may be granted to the outside directors. The awards may include stock options, stock appreciation rights, restricted stock and restricted stock units. The stock appreciation rights may be granted alone or in tandem with a stock option.

     The option price for each stock option shall be equal to the fair market value of the Common Stock on the date the stock option is granted and the option price may not be the subsequently reduced. The term of each stock option shall be ten years, subject to earlier termination in the event a director terminates his or her service as a director. The number of stock options included in each award, the vesting of the stock options and the extent to which stock options may be exercised after the a director ceases to be a director shall be determined by the Board of Directors and be specified in the individual award agreements which will be signed in connection with each award granted under the Amended and Restated Directors Plan.

     A stock appreciation right ("SAR") entitles the holder to a cash payment equal to the increase in the market price of a share of Common Stock over the market price of a share of Common Stock on the grant date of the SAR. The Board of Directors will determine the amount of SARs included in each SAR award. The term of each SAR shall be ten years, subject to earlier termination in the event a director terminates his or her service as a director. A tandem SAR may be exercised for all or part of the shares subject to the related stock option, which exercise shall result in a surrender of the right to exercise the equivalent portion of the related stock option. A tandem SAR may only be exercised with respect to the shares of Common Stock for which its related stock option is then exercisable. A non-tandem SAR may be exercised for all or part of the shares subject to the SAR at such time as may be determined by the Board of Directors and specified in the award agreement.

     Restricted stock awards provide that shares of Common Stock will be issued in the name of the recipient outside director but will be subject to such restrictions as the Board of Directors shall determine and which will be specified in the award agreement. The number of shares of restricted stock, the vesting and the length of the period of restriction applicable to the restricted stock shall also be determined by the Board of Directors and specified in the award agreement.

     Restricted stock unit awards provide that each holder of a restricted stock unit will receive one share of Common Stock as soon as practical after the restricted stock unit vests. The Board of Directors will determine and the award agreement will specify the number of restricted stock units granted and the time at which the restricted stock units shall vest.

     VESTING. Vesting of all awards shall be based solely upon continued membership of the Board of Directors for a specified period of time. If an award agreement does not specify a vesting period, then one-third of the award shall vest on each of the first three anniversaries of the grant date.

     In the event that an outside director's membership on the Board of Directors terminates by reason of death or disability or following a Change of Control, all of his or her awards shall immediately become fully vested and, in the case of a stock option or SAR, shall remain exercisable until the earlier of
(i) the remainder of the term of the stock option or SAR or (ii) three months (12 months in the case of death) after the date of termination.

     In the event that an outside director's membership on the Board of Directors terminates prior to a Change of Control for any reason other than death or disability, his or her stock options and SARs, to the extent vested on the date of termination, shall remain exercisable until and earlier of (i) the remainder of the term of the stock option or SAR or (ii) three months after the date of termination.

     In the event that an outside director's membership on the Board of Directors terminates (other than by removal from the Board of Directors for cause, determined by the Board of Directors) after serving as a member of the Board for at least five years, all awards shall immediately become fully vested and, in the case of a stock option or SAR, shall remain exercisable until the earlier of (i) the remainder of the term of the stock option or SAR, or (ii) twelve months from the date of termination.

     TERM OF DIRECTORS PLAN. The Amended and Restated Directors Plan will become effective upon approval by the stockholders on April 27, 2007, and has no fixed expiration date.

     ADMINISTRATION. The Amended and Restated Directors Plan will be administered by the Compensation Committee of the Board of Directors, except that the Board of Directors shall approve all grants of awards and the terms of all award agreements.

     ELIGIBILITY. Participation in the Amended and Restated Directors Plan is limited to members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries.

     ANTI-DILUTION. The Compensation Committee may, in the event of any stock dividend, stock split, recapitalization, merger, consolidation or other change in the capitalization of the Company or similar corporate transaction or event affecting the Common Stock, in such manner as it deems equitable, adjust, among other things, (i) the maximum number of shares that may be issued under the Amended and Restated Directors Plan; (ii) the number and class of shares that may be subject to awards that have not been settled; (iii) the exercise price or grant price for unexercised stock options or stock appreciation rights; and (iv) the share value used to determine the amount or value of any award under the Amended and Restated Directors Plan. In addition, in the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Compensation Committee may make such adjustment as it deems equitable in respect of outstanding awards, including in the Compensation Committee's discretion revision of outstanding awards so that they may be exercisable for or payable in the consideration payable in the acquisition transaction.

     PROHIBITION ON REPRICING. Any reduction in the exercise price of a stock option or grant price of a SAR after it is granted (except pursuant to an anti-dilution adjustment as described above) is specifically prohibited.

     TRANSFER OF AWARDS. In general, awards may be exercisable only by the outside director during the outside director's lifetime, and awards shall not be transferable other than by will or the laws of descent and distribution, except as otherwise permitted by the Compensation Committee.

     AMENDMENTS. The Board of Directors may suspend, terminate, modify or amend the Amended and Restated Directors Plan at any time, but if any such amendment requires stockholder approval in order to meet the requirements of any applicable law or regulation, or the rules of any exchange or automated quotation system on which the Company's shares are listed, such amendment may not be effected without obtaining stockholder approval. The Board of Directors may terminate the Amended and Restated Directors Plan, but the terms of the Amended and Restated Directors Plan will continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Amended and Restated Directors Plan may adversely affect the rights of a recipient under previously granted awards.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a general summary of certain of the principal federal income tax consequences applicable to the Company and to an outside director who is a citizen or a resident of the United States for federal income tax purposes upon the receipt, exercise and disposition of awards under the Amended and Restated Directors Plan. This summary is not intended as a complete description of all federal income tax consequences, and any outside director should consult his own tax advisor with respect to the federal, state and local tax consequences of any transaction involving an award under the Amended and Restated Directors Plan.

     No tax will be payable by the recipient of a stock option under the Amended and Restated Directors Plan at the time of grant or the time of vesting. Upon exercise of a non-qualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any gain or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss, and the recipient's tax basis for purposes of determining the gain or loss will include the amount of ordinary income realized upon exercise of the option.

     The Company will be entitled to deduct the amount of ordinary income that an outside director realizes upon the exercise of a stock option, subject to general limitations on the deductibility of corporate business expenses.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

     RESOLVED: That the Littelfuse, Inc. Outside Directors' Stock Option Plan be amended, restated and renamed as set forth in Exhibit A to the Proxy Statement prepared by the management of the Company for the 2007 annual meeting of the stockholders of the Company.

STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2008 annual meeting of the Company's stockholders must be received at the principal executive offices of the Company by November 22, 2007, in order to be considered for inclusion in the Company's proxy materials relating to that meeting. The Company's bylaws require that in order to nominate persons to the Company's Board of Directors or to present a proposal for action by stockholders at an annual meeting of stockholders, a stockholder must provide advance written notice to the secretary of the Company, which notice must be delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided that in the event that the date of the annual meeting to which such stockholder's notice relates is more than 30 days before or more than 60 days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. The stockholder's notice must contain detailed information specified in the Company's bylaws. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company's proxy statement for the Company's 2008 annual meeting of the Company's stockholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters to be brought before the meeting other than the matters referred to in this Proxy Statement.

                                        By order of the Board of Directors,


                                        /s/ Mary S. Muchoney
                                        ----------------------------------------
                                        Mary S. Muchoney
                                        Secretary

March 22, 2007

                                    EXHIBIT A

     The text of the Littelfuse, Inc. Outside Directors' Equity Plan, as it is proposed to be amended, restated and renamed, is as set forth below:

                                LITTELFUSE, INC.
                         OUTSIDE DIRECTORS' EQUITY PLAN
                  AMENDED AND RESTATED EFFECTIVE APRIL 27, 2007

                                   SECTION 1.
                     ESTABLISHMENT, OBJECTIVES AND DURATION

          1.1. Establishment and Restatement. The Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Plan") was established by Littelfuse, Inc. (the "Corporation"), effective as of March 1, 2006, and was approved by the stockholders of the Corporation at the annual meeting held May 5, 2006. The Plan superseded and replaced the Stock Plan for New Directors of Littelfuse, Inc., and, to the extent such plans provided for grants to outside Directors, the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans"), except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards. Subject to approval of the stockholders, the Plan is hereby amended and restated in its entirety, and the name of the Plan changed to the Littelfuse, Inc. Outside Directors' Equity Plan, effective as of April 27, 2007 (or such later date as the amendment and restatement may be approved by the stockholders pursuant to Section 1.4).

          1.2. Purpose. The purpose of the Plan is to enhance stockholder value by attracting and retaining the services of outside directors of outstanding talent. To accomplish the foregoing, the Plan provides for grants of Awards to Outside Directors.

          1.3. Duration. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 11, until all Shares subject to the Plan shall have been purchased or granted according to the Plan's provisions.

          1.4. Approval by Stockholders. This amendment and restatement of the Plan has been adopted by the Board subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders of the Corporation duly called; provided, however, that such approval must occur on or before December 31, 2007. The Plan as originally adopted as of March 1, 2006, shall remain in effect until such time as the approval of the stockholders of the Corporation is obtained, and if the approval of the stockholders is not obtained the Plan shall continue as if the amendment and restatement had never been adopted by the Board.

                                   SECTION 2.
                                   DEFINITIONS

     Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

          2.1. "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

          2.2. "Award Agreement" means a written agreement between the Corporation and each Outside Director that sets forth the terms and provisions applicable to an Award granted to the Outside Director under the Plan, and is a condition to the grant of an Award hereunder.

          2.3. "Board" means the Board of Directors of the Corporation.

          2.4. "Change in Control" means, unless the Board otherwise determines, the occurrence of any of the following events:

          (a) a business combination, including a merger or consolidation, of the Corporation and the stockholders of the Corporation prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

          (b) a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Corporation to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

          (c) the liquidation of the Corporation;

          (d) one or more transactions which result in the acquisition by any person or associated group of persons (other than the Corporation or any employee benefit plan whose beneficiaries are Employees of the Corporation or any of its Subsidiaries of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the Common Stock of the Corporation, securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Corporation which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions;

          (e) the election or appointment, within a twelve (12) month period, of any person or affiliated or associated group, or its or their nominees, to the Board, such that such persons or nominees, when elected or appointed, constitute a majority of the Board and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person; or

          (f) any occurrence of any transaction or event, or series of transactions or events, designated by the Board in the Award Agreement. For purposes of this definition, an "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Stock of the Corporation then outstanding, except that an Acquiring Person does not include the Corporation or any employee benefit plan of the Corporation or any of its Subsidiaries or any person holding Common Stock of the Corporation for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common Stock of which a person is a beneficial owner shall be calculated in accordance with Rule 13d-e of the Exchange Act.

          2.5. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

          2.6. "Committee" means the Committee appointed to administer the Plan, as provided in Section 3.

          2.7. "Corporation" means Littelfuse, Inc., a Delaware corporation, and any successor to such entity as provided in Section 13.

          2.8. "Disability" means the inability of the Outside Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee, based upon medical evidence.

          2.9. "Effective Date" of the Plan as herein amended and restated means the later of April 27, 2007, or the date the Plan as herein amended and restated is approved by the stockholders of the Corporation.

          2.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          2.11. "Fair Market Value" means if the Shares are duly listed on a national securities exchange or on The NASDAQ National Stock Market, the closing price of the Shares for the date on which the Award is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the date on which the Award is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in Section 4.3.

          2.12. "Non-Tandem SAR" means a SAR that is granted independently of any Options, as described in Section 6.

          2.13. "Option" means a nonqualified option to purchase Shares granted to an Outside Director, as described in Section 5.

          2.14. "Option Price" means the per share purchase price of a Share purchased pursuant to an Option.

          2.15. "Outside Director" means any member of the Board who is not an employee of the Corporation or any Subsidiary.

          2.16. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.

          2.17. "Plan" means the Littelfuse, Inc. Outside Directors' Equity Plan, as amended and restated herein and as subsequently amended.

          2.18."Restricted Stock" means an Award granted to an Outside Director pursuant to Section 7.

          2.19. "Restricted Stock Unit" means an Award granted to an Outside Director pursuant to Section 8 that represents the right to receive a Share in the future upon satisfaction of the Award's vesting requirements.

          2.20. "Share" or "Shares" means shares of common stock of the Corporation.

          2.21. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Section 6.

          2.22. "Subsidiary" means any corporation, partnership, joint venture, affiliate, or other entity in which the Corporation is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

          2.23. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 6, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

                                   SECTION 3.
                                 ADMINISTRATION

          3.1. Plan Administration. The Compensation Committee, or any other committee appointed by the Board, shall administer the Plan, except that the Board shall approve all grants of Awards, and the terms of all Award Agreements. The Committee or other committee appointed to administer the Plan shall consist of not fewer than two Outside Directors who are Non-Employee Directors of the Corporation, within the meaning of Rule 16b-3 of the Exchange Act. The Board may, from time to time, remove members from, or add members to, the Committee. Any vacancies on the Committee shall be filled by members of the Board.

     If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Committee (or the Board, if applicable) at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Committee (or the Board, as the case may be), shall be valid acts of the Committee (or the Board, as the case may be).

          3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Corporation, and subject to the provisions herein, the Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan and establish, amend, or waive rules and regulations consistent with the terms of the Plan for the Plan's administration; provided that the Committee shall not have the authority to amend any Option to reduce its exercise price except pursuant to Section 4.3. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

          3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Corporation, its stockholders, Outside Directors, and their respective heirs, personal representatives, successors and assigns.

                                   SECTION 4.
                  GRANTS OF AWARDS; SHARES SUBJECT TO THE PLAN

          4.1. Grant of Awards. Each Outside Director shall receive a grant of Awards at the first meeting of the Board after each annual meeting of the stockholders of the Corporation, beginning with the annual meeting held in 2007, and at such other times as may be determined by the Board. The Board, acting upon the recommendation of the Committee, shall determine the type of Awards to be granted, the number of Shares covered by the Awards, and the terms and conditions of the Award Agreements.

          4.2. Shares Available for Awards. The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Corporation. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed two hundred fifty thousand (250,000) Shares, subject to adjustment as provided in Section 4.3. The number of Shares reserved for issuance under this Plan as set forth above shall include all reserved but unissued shares under the Stock Plan for New Directors of Littelfuse, Inc. and no additional awards shall be granted to Outside Directors under the Stock Plan for New Directors of Littelfuse, Inc. For avoidance of doubt, the amendment and restatement of the Plan effective April 27, 2007, shall have no effect on the total number of Shares available for Awards.

     Upon a cancellation, termination, expiration without exercise, forfeiture, or lapse for any reason of any Award, or any option issued under the Stock Plan for New Directors of Littelfuse,

Inc., the number of Shares underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan. All Shares issued in settlement of an Award, or withheld for payment of the Exercise Price or any tax imposed upon the exercise or settlement of the Award, shall reduce the total number of Shares available under the Plan and shall not again be available for the grant of any Award hereunder. When a SAR is exercised, the number of Shares available for issuance shall be reduced by the total number of Shares subject to the SAR, regardless of whether the SAR is settled in stock or cash and, in the case of a stock-settled SAR, regardless of the number of Shares used to settle the SAR.

          4.3. Adjustments. Notwithstanding any other provision of the Plan, the Committee shall make or provide for such adjustments to the Plan, to the number and class of Shares available thereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Shares other than a normal cash dividend, changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Shares generally relating to the acquisition of their Shares, the Committee shall make such adjustment as it deems equitable in respect of outstanding Awards, including in the Committee's discretion revision of outstanding Awards so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of Shares with respect to which an Option may be exercised at any time. Any fractional Shares resulting from such adjustments to Awards shall be eliminated.

          4.4. Prohibition on Repricing. Anything else contained herein to the contrary notwithstanding, except as provided in Section 4.3, the Committee shall not amend any Option or SAR to reduce its Option Price or grant price, and shall not issue to any Outside Director a new Award in exchange for the surrender and cancellation of any other Award, if such new Award has an Option Price or grant price lower than that of the Award for which it is exchanged, or take any other action that would have the effect of reducing the Option Price of an Option or the grant price of a SAR.

                                   SECTION 5.
                                  STOCK OPTIONS

          5.1. Grant of Options and Award Agreement. Outside Directors may be granted Options in accordance with the provisions of this Section 5. The Corporation and each Outside Director to whom an Option is granted shall execute an Award Agreement, effective as of the grant date, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, the time at which the Option shall vest, and such other provisions as the Board shall determine, which are not inconsistent with the terms and provisions of the Plan.

          5.2. Option Price. The Option Price for each Option shall be equal to the Fair Market Value of Shares subject to an Option on the date the Option is granted, and which Option Price may not be subsequently reduced by the Committee except pursuant to Section 4.3.

          5.3. Term and Vesting of Options. The term of each Option granted to an Outside Director pursuant to this Plan shall be ten (10) years, subject to earlier termination in the event of a termination of the Outside Director's service as provided in Section 9.2, and in no event shall any Option be exercisable more than ten (10) years after the date of grant. The vesting of each Option, and the extent to which Options may be exercised after the Outside Director ceases to be a member of the Board, shall be as provided in the Award Agreement, subject to Section 9.

          5.4. Exercise and Payment. Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares. The Option Price upon exercise of any Option shall be payable to the Corporation in full either:

          (a) in cash or its equivalent,

          (b) by tendering previously acquired Shares that have been held for at least six months (or such longer period as shall be required to avoid a charge to earnings of the Corporation for financial reporting purpose) and having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or

          (c) a combination of (a) and (b).

          In addition, payment of the Option Price may be payable by one or more of the following methods either upon written consent from the Committee or if one or more of the following methods will not result in a charge to earnings of the Corporation for financial reporting purposes:

          (d) by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or

          (e) by cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the total Option Price.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Outside Director, in the Outside Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). No Outside Director shall have any rights of a stockholder with respect to Shares subject to an Option, including any right to receive dividends, to vote, or to participate in the equity of the Company, until such Option has been exercised and payment made in full as provided herein.

          5.5. Prohibition on Deferrals. No Outside Director shall have the right to defer the receipt of Shares upon the exercise of any Option.

                                   SECTION 6.
                            STOCK APPRECIATION RIGHTS

          6.1. Grant of SARs and Award Agreement. Outside Directors may be granted either Tandem or Non-Tandem SARs in accordance with the provisions of this Section 6. The Corporation and each Outside Director to whom an SAR is granted shall execute an Award Agreement, effective as of the grant date, which shall specify the grant price, the term of the SAR, the number of Shares subject to the SAR, the time at which the SAR shall vest, and such other provisions as the Board shall determine, which are not inconsistent with the terms and provisions of the Plan.

          6.2. Grant Price of SARs. The grant price of a Tandem SAR shall be the same as the Option Price of the related Option. The grant price of a Non-Tandem SAR, shall be as set forth in the Award Agreement, which grant price shall be at least equal to the Fair Market Value of a Share on the grant date of the SAR.

          6.3. Term and Vesting of SARs. The term of each SAR granted to an Outside Director pursuant to this Plan shall be ten (10) years, subject to earlier termination in the event of a termination of the Outside Director's service as provided in Section 9.2, and in no event shall any SAR be exercisable more than ten (10) years after the date of grant. The vesting of each SAR, and the extent to which each SAR may be exercised after the Outside Director ceases to be a member of the Board, shall be as provided in the Award Agreement, subject to Section 9.

          6.4. Exercise of SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option, which exercise shall result in a surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. A Non-Tandem SAR may be exercised for all or part of the Shares subject to the SAR, at such time as may be specified in the Award Agreement.

          6.5. Payment of SAR Amount. Upon exercise of a SAR, an Outside Director shall be entitled to receive payment from the Corporation in an amount determined by multiplying:

          (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b) The number of Shares with respect to which the SAR is exercised.

     As provided in the Award Agreement, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

          6.6. Prohibition on Deferrals. No Outside Director shall have the right to defer the receipt of payment or Shares upon the exercise of any SAR.

                                   SECTION 7.
                                RESTRICTED STOCK

          7.1. Grant of Restricted Stock and Award Agreement. Outside Directors may be granted shares of Restricted Stock in accordance with the provisions of this Section 7. The Corporation and each Outside Director to whom Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine which shall not be inconsistent with the terms and provisions of the Plan.

          7.2. Transferability. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction specified in the Award Agreement (subject to Section 9). All rights with respect to the Restricted Stock granted to an Outside Director under the Plan shall be available during his or her lifetime only to such Outside Director.

          7.3. Vesting and Transfer Restrictions. The vesting of each Share of Restricted Stock, and the length of the Period of Restriction, shall be as provided in the Award Agreement, subject to Section 9. The Corporation shall retain the certificates representing Shares of Restricted Stock in the Corporation's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in
Section 14.6 or in any Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Outside Director after the last day of the applicable Period of Restriction.

          7.4. Voting Rights. Unless otherwise specified in the Award Agreement, Outside Directors to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

          7.5. Dividends and Other Distributions. Unless specified in the Award Agreement, Outside Directors holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction, which amount shall be paid to him or her after the last day of the applicable Period of Restriction.

                                   SECTION 8.
                             RESTRICTED STOCK UNITS

          8.1. Grant of Restricted Stock Units and Award Agreement. Outside Directors may be granted Restricted Stock Units in accordance with the provisions of this Section 8. The Corporation and each Outside Director to whom a Restricted Stock Unit is granted shall execute an Award Agreement that shall specify the number of Restricted Stock Units granted, the time at which the Restricted Stock Units shall vest and the time at which Shares will be transferred in settlement of the Restricted Stock Units, and such other provisions as the Board shall determine, which shall not be inconsistent with the terms and provisions of the Plan.

          8.2. Vesting and Settlement of Restricted Stock Units. The vesting of each Share of Restricted Stock shall be as provided in the Award Agreement, subject to Section 9. Except as otherwise provided below, each holder of a Restricted Stock Unit shall receive one Share as soon as practical after the Restricted Stock Unit vests. In lieu of settlement upon vesting, the Board may provide in the Award Agreement that the holder of a Restricted Stock Unit shall receive upon the termination of his or her membership on the Board one Share for each Restricted Stock Unit that has previously vested, or that vests upon the termination, provided that if the termination of the Outside Director's membership on the Board does not constitute a "separation from service" as defined in Section 409A of the Code, the transfer of Shares shall be deferred until the Outside Director incurs a separation from service. The Committee may also permit Outside Directors to elect to defer the transfer of Shares following the vesting of their Restricted Stock Units, either until the termination of their membership on the Board (provided that such termination constitutes a separation from service as described above) or until a specific date, provided that any such election must be made either prior to the beginning of the year in which the Award is received, or at such other time as may be permitted by final regulations issued pursuant to Section 409A of the Code, and shall thereafter be irrevocable.

          8.3. Transfer of Shares. As soon as practical after the date on which a Restricted Stock Unit vests (or otherwise becomes payable pursuant to Section 8.2), the Corporation shall transfer one Share to the Outside Director for each such Restricted Stock Unit, and shall issue a certificate representing such Shares to the Outside Director. Such Shares shall be deemed to be fully paid and nonassessable for all purposes, and, except as otherwise provided in Section
14.6 or in the Award Agreement, shall become freely transferable.

          8.4. Status as Stockholders. The holder of a Restricted Stock Unit shall not be considered a stockholder, and shall not have any of the rights of a stockholder (including without limitation the right to vote or receive dividends or other equivalents), until such time as Shares have been transferred to him or her in settlement of the Restricted Stock Unit.

          8.5. Dividend Equivalents. Unless otherwise specified in the Award Agreement, Outside Directors holding Restricted Stock Units shall be credited with an amount equal to all regular cash dividends paid with respect to the underlying Shares during the period that the Restricted Stock Units are held, which amount shall be paid to the Outside Director at the same time that the Shares are transferred to him or her in settlement of the Restricted Stock Unit.

                                   SECTION 9.
                             VESTING AND FORFEITURE

          9.1. Vesting. As part of making any Award, the Board shall determine the time and conditions under which the Award will vest, which shall be specified in the Award Agreement. Vesting shall be based solely upon continued membership on the Board for a specified period of time. For all purposes of this Plan, "vesting" of an Award shall mean:

          (a) In the case of an Option or SAR, the time at which the Outside Director has the right to exercise the Award.

          (b) In the case of Restricted Stock, the end of the Restriction
     Period.

          (c) In the case of a Restricted Stock Unit, the time at which the Outside Director has the right to receive a Share in settlement of the Restricted Stock Unit, although actual transfer of the Share may be deferred as provided in Section 8.2.

Vesting requirements shall be set forth in the applicable Award Agreement. If an Award Agreement does not specify a vesting period, then 33-1/3% of the Award shall vest on each of the first three anniversaries of the grant date.

          9.2. Termination of Membership on Board. Unless otherwise determined by the Board and set forth in an applicable Award Agreement, the following provisions shall govern the extent to which an Outside Director's Awards shall vest and, if applicable, the period for which the Award remains exercisable, if his or her membership on the Board is terminated before the Award would otherwise have vested:

          (a) Death, Disability, or Change in Control. In the event that an Outside Director's membership on the Board terminates by reason of death or Disability, or following a Change in Control, all Awards shall immediately become fully vested and, in the case of an Option or SAR, shall remain exercisable until the earlier of (i) the remainder of the term of the Option or SAR, or (ii) three months (or twelve months in the case of death) from the date of such termination. In the case of the Outside Director's death, the Outside Director's beneficiary or estate may exercise the Option or SAR.

          (b) Termination after Five Years of Service. In the event that an Outside Director's membership on the Board terminates after he or she has served as a member of the Board for at least five years (other than by removal from the Board for cause, as determined by the Board), all Awards shall immediately become fully vested and, in the case of an Option or SAR, shall remain exercisable until the earlier of (i) the remainder of the term of the Option or SAR, or (ii) twelve months from the date of such termination.

          (c) Other Termination. In the event that an Outside Director's membership on the Board terminates prior to a Change in Control for any reason other than death or Disability, his or her Options and SARs, to the extent vested on the date of the termination, shall remain exercisable until the earlier of (i) the remainder of the term of the Option or SAR, or (ii) three months from the date of such termination. In such circumstance, the Option or SAR shall only be exercisable to the extent that it was exercisable as of such termination date and shall not be exercisable with respect to any additional Shares.

          (d) Employment of Outside Director. An Outside Director who becomes an employee of the Company or any Subsidiary shall not forfeit any Awards granted hereunder by reason of such employment regardless of whether he or she continues to be a member of the Board. Such person's Awards shall continue to vest under the schedule provided in the Award Agreement and, if such person's employment with the Company and all Subsidiaries is terminated while any portion of his or her Awards remains unvested, the provisions of paragraphs (a), (b) and (c) above shall be applied by reference to his or her termination of employment.

          (e) Changes to Vesting and Exercise Periods of Outstanding Awards. The Board may accelerate the time at which an outstanding Award will vest, and may extend the period of time during which an outstanding Option or SAR may be exercised, provided that any change to an existing Option or SAR shall not permit the Option or SAR to be exercised after the later of the last day of the year in which, or the fifteenth day of the third month following the date on which, the Option or SAR would otherwise have expired.

                                   SECTION 10.
                           TRANSFERABILITY OF AWARDS;
                             BENEFICIARY DESIGNATION

          10.1. Limits on Transferability of Awards. (a) Except as otherwise provided below, Awards may be exercisable only by the Outside Director during the Outside Director's lifetime, and Awards shall not be transferable other than by will or the laws of descent and distribution. Any purported transfer of any Award or any interest therein that does not comply with the terms of this Plan shall be null and void and confer no rights of any kind upon the purported transferee.

     (b) The Committee may, in its discretion, permit an Outside Director to transfer any Award to any family member of such Outside Director, subject to such restrictions and limitations as the Committee may provide; provided, however, that any such Award shall remain subject to all vesting, forfeiture, and other restrictions provided herein and in the Award Agreement to the same extent as if it had not been transferred; and provided further that in no event shall any transfer for value be permitted. For purposes of this Section 10.1(b), the terms "family member" and "transfer for value" have the same meaning as in the General Instructions to SEC Form S-8, or such other form as the SEC may promulgate in replacement thereof.

     (c) To the maximum extent permitted by law, no Award shall be subject, in whole or in part, to attachment, execution or levy of any kind; provided, however, that nothing contained herein shall affect the right of the Corporation to setoff any amount owed to it by an Outside Director against any Award.

     (d) Nothing contained in this Section 10.1 shall preclude a Outside Director from transferring Restricted Shares that have vested, or Shares that are issued in settlement of an Option, SAR, or Restricted Stock Unit, subject to the remaining provisions of this Plan and applicable law.

          10.2. Designation of Beneficiary. Each Outside Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Outside Director, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Outside Director in writing with the Secretary of the Corporation during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to the Outside Director's estate.

                                   SECTION 11.
                    AMENDMENT, MODIFICATION, AND TERMINATION

          11.1. Amendment, Modification, and Termination. The Board may amend, suspend or terminate the Plan without the consent of stockholders; provided, however, that any amendment to the Plan shall be submitted to the Corporation's stockholders for approval not later than the earliest annual meeting for which the record date thereof is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to the Corporation's stockholders for approval. Any amendment to the Plan which requires stockholder approval as aforesaid shall not be effective until such approval is obtained.

          11.2. Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Outside Director holding such Award.

                                   SECTION 12.
                                   WITHHOLDING

          12.1. Tax Withholding. The Corporation shall have the power and the right to deduct or withhold, or require an Outside Director to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of an Award or the Plan.

          12.2. Share Withholding. With respect to withholding required upon the exercise of Awards, Outside Directors may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Outside Director, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   SECTION 13.
                                   SUCCESSORS

     All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation.

                                   SECTION 14.
                                  MISCELLANEOUS

          14.1. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          14.2. Directors Outside the United States. The Board may modify the terms of any Award under the Plan made to or held by an Outside Director who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Outside Director is then resident or primarily employed, or so that the value and other benefits of the Award to the Outside Director, as affected by foreign tax laws and other restrictions, applicable as a result of the Outside Director's residence or employment abroad shall be comparable to the value of such an Award to an Outside Director who is resident or primarily employed in the United States. An Award may be modified under this Section 14.2 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Outside Director whose Award is modified.

          14.3. Gender and Number; Headings. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.

          14.4. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          14.5. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          14.6. Additional Restrictions on Transfers. The Committee may impose such restrictions on any Shares acquired pursuant to exercise or settlement of an Award as it may deem advisable. Such restrictions may include, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. As a condition of any issuance of Shares deliverable under the Plan, the Corporation may place legends on the shares, issue stop-transfer orders and require such agreements or undertakings from the Outside Director as the Committee may deem necessary or advisable to assure compliance with any such restriction.

          14.7. Governing Law. To the extent not preempted by Federal law, the Plan, and all Awards and agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                             SIGNATURE PAGE FOLLOWS

                                     * * *

     WHEREAS, the Corporation has adopted this Amended and Restated Plan effective as of April 27, 2007, but subject to the approval of the stockholders of the Corporation.

                                           LITTELFUSE, INC.
------------------------
Date Signed
                                           By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                   PROXY CARD

                             PROXY LITTELFUSE, INC.

                 PROXY CARD FOR ANNUAL MEETING ON APRIL 27, 2007

     The undersigned hereby appoints Philip G. Franklin and Mary S. Muchoney, jointly and severally, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday, April 27, 2007, at 9:00 a.m. local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

     (1) Election of six nominees to the Board of Directors to serve terms of one year or until their successors are elected.

          [ ]  FOR all nominees listed    [ ]  WITHHOLD AUTHORITY to
               below (Except as marked         vote for all nominees
               to the contrary below)          listed below

               John P. Driscoll, Anthony Grillo, Gordon Hunter, John E. Major, William P. Noglows and Ronald L. Schubel

          (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)

     (2) Approval and ratification of the Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 29, 2007.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     (3) Approval of the amendment, restatement and renaming of the Littelfuse, Inc. Outside Directors' Stock Option Plan to the Littelfuse, Inc. Outside Directors' Equity Plan.

          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

          (Continued, and to be signed on the other side)

     The Board of Directors unanimously recommends a vote "FOR" the proposals set forth in (1) through (3) above.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

Account ______________   No. of Shares ______________   Proxy No. ______________

     This proxy will be voted as directed, or if no instructions are given, it will be voted "FOR" election of all nominees as Directors of the Company, "FOR" approval and ratification of the appointment of independent auditors, "FOR" approval of the amendment, restatement and renaming of the Littelfuse, Inc. Outside Directors' Stock Option Plan, and in the discretion of the named proxies upon such other matters as may properly come before the Annual Meeting or an adjournment thereof.

                                        Dated: _________________, 2007


                                        ----------------------------------------
                                        (Signature)


                                        ----------------------------------------
                                        (Signature)

     Please sign exactly as name appears on stock certificate(s). Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in limited liability company name by authorized person. If stock is registered in two names, both should sign.

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.